UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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CENTRAL PACIFIC FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

APRIL 29, 2016 ANNUAL MEETING
YOUR VOTE IS IMPORTANT

March 11, 2016

Dear Fellow Shareholder:

On behalf of your Board of Directors, we cordially invite you to attend the 2016 Annual Meeting of Shareholders of Central Pacific Financial Corp. The Annual Meeting will be held on April 29, 2016, at 11:00 a.m., Hawaii time, at Harbor Square, 4th Floor, Waikiki Room, 225 Queen Street, Honolulu, Hawaii 96813. Your Board and management look forward to greeting those shareholders able to attend the meeting.

This year, we will again be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe proposals to be acted upon at the Annual Meeting. Please give these materials your prompt attention. Then, we ask that you vote by internet, telephone or by mail, as set forth in the voting instructions or proxy card that are included with these materials, to ensure that your shares are represented and voted at the meeting. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so. Your vote is important, so please act at your earliest convenience.

We appreciate your continued interest in Central Pacific Financial Corp.

Sincerely,

A. Catherine Ngo
President and Chief Executive Officer

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CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 29, 2016

TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of Central Pacific Financial Corp. (the “Company”) will be held at Harbor Square, 4th Floor, Waikiki Room, 225 Queen Street, Honolulu, Hawaii 96813, on April 29, 2016, at 11:00 a.m., Hawaii time, for the purpose of considering and voting upon the following proposals:

(1)	Election of Directors. To elect up to eleven (11) persons to the Board of Directors for a term of one (1) year and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

(3)	Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

(4)	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.

Only those shareholders of record at the close of business on February 24, 2016 shall be entitled to notice of and to vote at the Meeting.

YOUR VOTE IS IMPORTANT. SHAREHOLDERS ARE URGED TO VOTE AND CAN DO SO BY INTERNET, TELEPHONE OR BY MAIL, AS SET FORTH IN THE VOTING INSTRUCTIONS OR PROXY CARD THAT ARE INCLUDED WITH THESE MATERIALS. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

Important notice regarding the availability of proxy materials for the annual shareholders’ meeting to be held on April 29, 2016. Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are accessible, free of charge, at https://www.centralpacificbank.com/2016proxy and https://www.proxyvote.com.

By Order of the Board of Directors,

GLENN K.C. CHING
Executive Vice President and Corporate Secretary

Dated: March 11, 2016

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CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 29, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Company”) for use at the 2016 Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at Harbor Square, 4th Floor, Waikiki Room, 225 Queen Street, Honolulu, Hawaii 96813, on April 29, 2016, at 11:00 a.m., Hawaii time, and at any and all adjournments or postponements thereof. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and accompanying form of proxy or voting instruction card, are first being made available to shareholders on or about March 11, 2016.

Proposals to be Considered

The proposals to be considered and voted upon at the Meeting will be:

(1)	Election of Directors. To elect up to eleven (11) persons to the Board of Directors for a term of one (1) year and to serve until their successors are elected and qualified, as more fully described in this Proxy Statement.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

(3)	Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

(4)	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.

Record Date, Outstanding Securities and Voting Rights

The Board fixed the close of business on February 24, 2016 as the record date (the “Record Date”) for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. Only holders of record of shares of the Company’s Common Stock (“Common Stock”) at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. There were 31,331,481 shares of the Company’s Common Stock, no par value, issued and outstanding on the Record Date, held by approximately 3,615 holders of record. There are no other classes of shares of the Company’s capital stock outstanding.

Each holder of Common Stock will be entitled to one (1) vote, in person or by proxy, for each share of Common Stock standing in the holder’s name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.

Quorum

The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present in person or represented by proxy. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.

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Broker Authority to Vote

Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. (“NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain “routine” proposals if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE rules permit member brokers that do not receive instructions from their customers, to vote on proposal number 2 as discussed above in their discretion. NYSE member brokers will not be permitted to vote on proposal numbers 1 or 3 unless they receive instructions from their customers.

Vote Required to Approve the Proposals

The following chart sets forth the required vote to approve each proposal to be considered and voted upon at the Meeting, and the effect of “Withhold” votes, abstentions, and broker non-votes.

Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1—Election of Directors	Affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote.	“Withhold” votes will have the effect of a vote AGAINST the election of directors. Broker non-votes will have no effect on the voting for the election of directors.

Proposal 2—Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.

Proposal 3—Proposal relating to an advisory (non-binding) vote on executive compensation	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.

Additional information regarding each of these proposals is provided in the section titled DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS (for Proposals 1 through 3 above).

The following is the Board’s recommendation with respect to each of the proposals to be considered and voted upon at the Meeting:

Proposal 1—	The Board recommends a vote “FOR” the election of all nominees as directors.

Proposal 2—	The Board recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Proposal 3—	The Board recommends a vote “FOR” the compensation of the Company’s named executive officers.

It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting and this Proxy Statement. If any other matters are presented properly at the Meeting, however, the proxy will be voted by the proxy holders in accordance with the recommendations of the Board.

Voting

You may vote by internet, telephone or by mail, as set forth in the voting instructions or proxy card that is provided to you.

Voting by Internet or Telephone. Voting by internet or telephone is fast and convenient and your vote is immediately confirmed and tabulated. The internet and telephone voting procedures are designed to authenticate votes cast by use of a personal identification number which is provided with your voting instructions. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by internet or telephone, you do not have to mail in a proxy card, but your vote must be received by the voting deadline set forth in your voting instructions.

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Voting by Mail. If you wish to vote by mail, you may request a paper copy of these materials which will include a proxy card. If you vote by proxy card, be sure to complete, sign, date and mail your proxy card in the accompanying postage-prepaid envelope by the voting deadline set forth on the proxy card.

If your shares are held by a bank, broker or other nominee, please follow the instructions provided with your proxy materials to determine if internet or telephone voting is available. If your bank or broker does make internet or telephone voting available, please follow the voting instructions provided by your bank or broker.

If you vote by internet or by telephone, you should not return a proxy card.

Revocability of Proxies

Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Meeting and voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocation of proxies.

Solicitation of Proxies

This solicitation of proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of proxies for the Meeting. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the “Bank”), may solicit proxies personally, by telephone, electronically or by other means of communication. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2016.

The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available free of charge at https://www.centralpacificbank.com/2016proxy and at https://www.proxyvote.com.

In addition, the Company will provide without charge, upon the written request of any shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the United States Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015. Requests should be directed to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811 or to https://www.proxyvote.com.

The Company will also deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K and the Company’s Proxy Statement, to any shareholder who shares an address with other shareholders and where only one (1) set of materials were sent to that address to be shared by all shareholders at that address.

We are furnishing materials to our shareholders primarily via the internet instead of mailing printed copies of those materials to our shareholder. By doing so, we save costs and reduce the environmental impact of the Meeting. On March 11, 2016, the Company mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to shareholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Principal Shareholders

Based on filings made under Section 13(d) and Section 13(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of February 24, 2016, the following were the only persons known to management of the Company to beneficially own more than five percent (5%) of the Company’s outstanding Common Stock:

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. (1)	4,040,376	12.9%
55 East 52nd Street
New York, New York 10055
The Vanguard Group (2)	2,616,931	8.35%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355

(1)	Pursuant to Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 8, 2016, wherein BlackRock, Inc. reported sole voting power as to 3,871,624 shares of Company Common Stock, and sole dispositive power as to 4,040,376 shares of Company Common Stock.

(2)	Pursuant to Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2016, wherein The Vanguard Group reported sole voting power as to 33,437 shares of Company Common Stock, sole dispositive power as to 2,585,094 shares of Company Common Stock, and shared dispositive power as to 31,837 shares of Company Common Stock.

Security Ownership of Directors, Nominees and Executive Officers

The following table sets forth certain information regarding beneficial ownership of Common Stock by each of the current directors, nominees, and the Named Executive Officers (as defined under “COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS—COMPENSATION DISCUSSION AND ANALYSIS”), as well as all directors and executive officers as a group, as of the close of business on February 24, 2016. Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Directors and Nominees
Christine H. H. Camp	117,608	(3)	*
John C. Dean	267,399	(4)	*
Earl E. Fry	52,432	(5)	*
Wayne K. Kamitaki	289	(6)	*
Paul J. Kosasa	117,907	(7)	*
Duane K. Kurisu	13,812	(8)	*
Colbert M. Matsumoto	313,692	(9)	1%
Lance A. Mizumoto	79,801	(10)	*
Catherine Ngo	117,373	(11)	*
Saedene K. Ota	1,659	(12)	*
Crystal K. Rose	36,221	(13)	*
Named Executive Officers
David H. Hudson	55,410	(14)	*
Denis K. Isono	94,608	(15)	*
David S. Morimoto	10,165	(16)	*
Lee Y. Moriwaki	3,945	(17)	*

All Directors and Executive Officers as a Group (20 persons)	1,314,197	(18)	4.2%

(*)	Less than one percent (1%).

(1)	Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed. The numbers shown include the shares actually owned as of February 24, 2016 and, in accordance with Rule 13d-3 under the Exchange Act, any shares of Common Stock that the person has the right or will have the right to acquire within sixty (60) days of February 24, 2016. For restricted stock awards which have not vested, individuals have voting power with respect to such shares but no investment power.

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(2)	In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within sixty (60) days after February 24, 2016 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)	103,196 shares of Common Stock are held by Ms. Camp as trustee of the Christine Camp Revocable Trust. 6,112 shares of Common Stock are directly held by Ms. Camp. 7,019 shares of Common Stock are held for Ms. Camp’s account and benefit under the Company’s Directors’ Deferred Compensation Plan. 1,065 shares of Common Stock are held in Ms. Camp’s Simplified Employee Pension Plan Individual Retirement Account. 216 shares of Common Stock are those Ms. Camp has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans.

(4)	41,573 shares of Common Stock are directly held by Mr. Dean. 100,000 shares of Common Stock are held in Mr. Dean’s Roth Converted IRA account. 51,044 shares of Common Stock are held by Mr. Dean as trustee of the John Dean Revocable Trust. 10,000 shares of Common Stock are held by Mr. Dean and his wife as co-trustees of The Dean Revocable Trust and they share voting and investment powers. 50,813 shares of Common Stock are those Mr. Dean has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans. On February 29, 2016, 2,324 Restricted Stock Units and 6,135 Performance Share Units will vest under the executive Annual Long Term Equity Grant Program and pursuant to the Company’s equity compensation plans; and 1,825 Restricted Stock Units and 3,685 Performance Share Units will vest under same program, and pursuant to the Company’s equity compensation plans, and Mr. Dean intends to take such units in shares net of taxes, and to hold title to such shares in The Dean Revocable Trust of which Mr. Dean and his wife are co-trustees and share voting and investment powers.

(5)	50,250 shares of Common Stock are held in the Fry Family Trust of which Mr. Fry and his wife are co-trustees and they share voting and investment power. 1,715 shares of Common Stock are held for Mr. Fry’s account and benefit under the Company’s Directors’ Deferred Compensation Plan. 251 shares of Common Stock are directly held by Mr. Fry. 216 shares of Common Stock are those Mr. Fry has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans.

(6)	289 shares of Common Stock are directly held by Mr. Kamitaki.

(7)	116,768 shares of Common Stock are directly held by Mr. Kosasa. 923 shares of Common Stock are held jointly by Mr. Kosasa and his wife and they share voting and investment powers. 216 shares of Common Stock are those Mr. Kosasa has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans.

(8)	13,812 shares of Common Stock are directly held by Mr. Kurisu.

(9)	250,000 shares of Common Stock are held by Tradewind Capital Group, Inc. of which Mr. Matsumoto is Executive Chairman and a Director. 43,172 shares of Common Stock are held by Island Insurance Foundation of which Mr. Matsumoto is Vice President and a Director. Mr. Matsumoto shares voting and investment powers over the shares held by Tradewind Capital Group, Inc., and Island Insurance Foundation, but disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. 18,780 shares of Common Stock are held for Mr. Matsumoto’s account and benefit under the Company’s Directors’ Deferred Compensation Plan. 832 shares of Common Stock are directly held by Mr. Matsumoto. 692 shares of Common Stock are held jointly by Mr. Matsumoto and his wife and they share voting and investment powers. 216 shares of Common Stock are those Mr. Matsumoto has the right to acquire by exercise of stock options vested pursuant the Company’s equity compensation plans

(10)	40,743 shares of Common Stock are directly held by Mr. Mizumoto. 31,490 shares of Common Stock are those Mr. Mizumoto has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans. On February 29, 2016, 1,259 Restricted Stock Units and 3,323 Performance Share Units will vest under the executive Annual Long Term Equity Grant Program and pursuant to the Company’s equity compensation plans; and 989 Restricted Stock Units and 1,997 Performance Share Units will vest under the same program and pursuant to the Company’s equity compensation plans, and Mr. Mizumoto intends to take such units in shares net of taxes, and to hold title to such shares directly by Mr. Mizumoto.

(11)	72,998 shares of Common Stock are held by Ms. Ngo and her husband in their Family Trust of which Ms. Ngo and her husband are co-trustees and share voting and investment powers. 24,895 shares of Common Stock are those Ms. Ngo has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans. 9,480 shares of Common Stock are held in Ms. Ngo’s Individual Retirement Account. On February 29, 2016, 1,212 Restricted Stock Units and 3,200 Performance Share Units will vest under the executive Annual Long Term Equity Grant Program and pursuant to the Company’s equity compensation plans; and 951 Restricted Stock Units and 1,923 Performance Share Units will vest under the same program and pursuant to the Company’s equity compensation plans, and Ms. Ngo intends to take such units in shares, and to hold title to such shares in her Family Trust of which Ms. Ngo and her husband are co-trustees and share voting and investment powers. 2,714 shares of Common Stock are held in Ms. Ngo’s husband’s Individual Retirement Account.

(12)	1,659 shares of Common Stock are directly held by Ms. Ota.

(13)	27,175 shares of Common Stock are directly held by Ms. Rose. 64 shares of Common Stock are held jointly by Ms. Rose and her husband and they share voting and investment powers. 8,536 shares of Common Stock are held for Ms. Rose’s account and benefit under the Company’s Directors’ Deferred Compensation Plan. 230 shares of Common Stock are held by Ms. Rose as trustee of her pension plan. 216 shares of Common Stock are those Ms. Rose has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans.

(14)	32,702 shares of Common Stock are held by Mr. Hudson and his wife in their Family Trust of which Mr. Hudson and his wife are co-trustees and share voting and investment powers. 17,964 shares of Common Stock are those Mr. Hudson has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans. On February 29, 2016, 789 Restricted Stock Units and 2,083 Performance Share Units will vest under the executive Annual Long Term Equity Grant Program and pursuant to the Company’s equity compensation plans; and 620 Restricted Stock Units and 1,252 Performance Share Units will vest under the same program and pursuant to the Company’s equity compensation plans, and Mr. Hudson intends to take such units in shares, and to hold title to such shares in the his Family Trust of which Mr. Hudson and his wife are co-trustees and share voting and investment powers.

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(15)	54,008 shares of Common Stock are held jointly by Mr. Isono and his wife and they share voting and investment powers. 24,895 shares of Common Stock are those Mr. Isono has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Mr. Isono is Chairman and President. 1,928 shares of Common Stock are those Mr. Isono has a right to acquire by exercise of Stock Appreciation Rights pursuant to the Company’s equity compensation plans. 275 shares of Common Stock are held under Mr. Isono’s account under the Central Pacific Bank 401(k) Retirement Savings Plan. On February 29, 2016, 1,259 Restricted Stock Units and 3,323 Performance Share Units will vest under the executive Annual Long Term Equity Grant Program and pursuant to the Company’s equity compensation plans; and 989 Restricted Stock Units and 1,997 Performance Share Units will vest under the same program and pursuant to the Company’s equity compensation plans, and Mr. Isono intends to take such units in shares net of taxes, and to hold title to such shares jointly with his wife with shared voting and investment powers. 30 shares of Common Stock are held jointly by Mr. Isono’s wife and son. 18 shares of Common Stock are held jointly by Mr. Isono’s wife and other son.

(16)	7,173 shares of Common Stock are directly held by Mr. Morimoto. 2,399 shares of Common Stock are held jointly by Mr. Morimoto and his wife and they share voting and investment powers. 263 shares of Common Stock are held under Mr. Morimoto’s account under the Central Pacific Bank 401(k) Retirement Savings Plan. 55 shares of Common Stock are those Mr. Morimoto has a right to acquire by exercise of Stock Appreciation Rights pursuant to the Company’s equity compensation plans. 275 shares of Common Stock are those Mr. Morimoto has a right to acquire by exercise of stock options vested pursuant to the Company’s equity compensation plans.

(17)	3,945 shares of Common Stock are directly held by Mr. Moriwaki.

(18)	Includes 154,536 shares of Common Stock which the directors and executive officers have the right to acquire by exercise of equity grants.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors, executive officers and the beneficial holders of more than ten percent (10%) of the Common Stock are required to file certain reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company’s Common Stock. Based on its review of copies of those reports, the Company is required to disclose known failures to file required forms, or failures to timely file required reports during the previous year. To the best knowledge of the Company, there were no failures to file or timely file such required reports during year 2015 by any person who was at any time during year 2015 a director, officer, beneficial owner of more than 10% of the Common Stock, or any other person subject to Section 16 of the Exchange Act with respect to the Company, with the exception of director Colbert M. Matsumoto who sold shares of the Company’s Common Stock held in his account in the Company’s Director’s Deferred Compensation Plan, the sale transactions occurred on March 12, 2015, and were reported on March 17, 2015.

ELECTION OF DIRECTORS

The Company currently has eleven (11) directors: Christine H. H. Camp, John C. Dean, Earl E. Fry, Wayne K. Kamitaki, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto, Lance A. Mizumoto, A. Catherine Ngo, Saedene K. Ota, and Crystal K. Rose, all of whom are also nominees for directors. The term of all directors expires at the Meeting. Accordingly, there are eleven (11) directors to be elected at the Meeting to serve one-year terms expiring at the 2017 Annual Meeting of Shareholders and until their respective successors are elected and have qualified, subject to the earlier of their death, resignation, retirement, disqualification or removal from office.

All nominees have indicated their willingness to serve and unless otherwise instructed, proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the proxy holders named on the proxy card will vote in their discretion for such persons as the Board may recommend.

There are no family relationships among directors or executive officers of the Company, and, as of the date hereof, no directorships are held by any director or director nominee with a company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for director Crystal K. Rose, who is a director of Hawaiian Holdings, Inc. (NASDAQ ticker “HA”).

The Board recommends a vote “FOR” each of the Board nominees for director.

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DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION

The following table sets forth certain information with respect to each of the nominees, continuing directors, and executive officers. The term of each director expires at the Meeting.

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)
Nominees
CAMP, Christine H. H.	President and Chief Executive Officer, Avalon Group, LLC (2002—present) (real estate consulting); Managing Director, Avalon Development Company, LLC (1999—present) (real estate development)	49	2004

DEAN, John C.	Executive Chair, Central Pacific Financial Corp. and Central Pacific Bank (7/1/2015-present); Chairman of the Board and Chief Executive Officer, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014-6/30/2015); President and Chief Executive Officer, Central Pacific Financial Corp. and Central Pacific Bank (4/20/2011—5/31/2014); Executive Chairman, Central Pacific Financial Corp. and Central Pacific Bank (6/2010 - 4/19/2011); Managing General Partner, Startup Capital Ventures, L.P. (2005—present) (investment); Managing Member, SCV Management Co, LLC (2005—present) (investment); Managing Director, Tuputele Ventures Fund (2003—present) (investment)	68	2010

FRY, Earl E.	Interim Chief Financial Officer, Informatica Corporation (9/2015-1/2016) (technology); Chief Customer Officer and Executive Vice President, Operations Strategy, Informatica Corporation (11/2014 – 8/2015) (technology); Chief Financial Officer, Chief Administrative Officer and Executive Vice President of Global Customer Support and Services, Informatica Corporation (2010—10/2014) (technology)	57	2005

KAMITAKI, Wayne K.	President and Chief Executive Officer, Maui Varieties, Ltd. (1990—present) (retail)	64	2015

KOSASA, Paul J.	President and Chief Executive Officer, MNS, Ltd., doing business as ABC Stores (1999—present) (retail)	58	2002

KURISU, Duane K.(2)	Chairman of the Board and Chief Executive Officer, aio, LLC, doing business as aio Group (2002—present) (media/sports/food/real estate/investment)	62	2004

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Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)
MATSUMOTO, Colbert M.	Chairman of the Board and President, Island Holdings, Inc. (2010—present) (insurance/investment); Executive Chairman, Island Insurance Company, Ltd. (1999—present) (insurance); Executive Chairman, Tradewind Capital Group, Inc. (4/2015-present) (investment/asset management); President, Tradewind Capital Group, Inc. (2006—4/2015) (investment/asset management)	63	2004

MIZUMOTO, Lance A.	President and Chief Banking Officer, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014 – present); Executive Vice President, Chief Banking Officer, Central Pacific Financial Corp. and Central Pacific Bank (4/2/2012 — 5/31/2014); Executive Vice President, Commercial Markets Group Manager, Central Pacific Financial Corp. and Central Pacific Bank (3/11/2011 - 4/1/2012); Executive Vice President, Commercial Markets Group Manager, Central Pacific Bank (10/1/2009 - 3/10/2011)	57	2015

NGO, A. Catherine	President and Chief Executive Officer, Central Pacific Financial Corp. and Central Pacific Bank (7/1/2015 – present); President, Chief Operating Officer, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014 – 6/30/2015); Executive Vice President, Chief Administrative Officer, Central Pacific Financial Corp. and Central Pacific Bank (11/23/2010 —5/31/2014); General Partner, Startup Capital Ventures, L.P. (2005—present) (investment); Managing Member, SCV Management Co, LLC (2005—present)(investment)	55	2015

OTA, Saedene K.	President, Sae Design, Inc. (2007—present) (retail)	47	2015

ROSE, Crystal K., J.D.	Partner, Bays Lung Rose & Holma (1989—present) (law); Lead Independent Director, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014-present); Chairman of the Board, Central Pacific Financial Corp. and Central Pacific Bank (4/20/2011—5/31/2014)	58	2005

Executive Officers(3)
CHING, Glenn K.C.	Executive Vice President, Chief Legal Officer and Risk Management Division Manager, Central Pacific Financial Corp. and Central Pacific Bank (1/1/2016-present); Senior Vice President, General Counsel and Corporate Secretary, Central Pacific Financial Corp. and Central Pacific Bank (12/2002-12/31/2015)	57	2016

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Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)
FOLEY, Patricia L.	Senior Vice President, Division Manager, Human Resources, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014 - present); Senior Vice President, Division Manager, Human Resources, Central Pacific Bank (1/1/2014 - 5/31/2014); Senior Vice President, Human Resources Manager, Central Pacific Bank (11/16/2010 - 12/31/2013); Vice President, Director Human Resource Operations	57	2014

HU, Anna M.	Senior Vice President, Interim Chief Credit Officer, Central Pacific Financial Corp. and Central Pacific Bank (8/28/2015-present); Senior Vice President, Credit Administration Division Manager, Central Pacific Bank (3/30/2015—8/27/2015); Vice President, Corporate Banking Relationship Manager, Bank of Hawaii (12/28/2009-3/27/2015)	42	2015

HUDSON, David W.	Executive Vice President, Community Banking Division Manager, Central Pacific Financial Corp. and Central Pacific Bank (3/11/2011—present); Senior Vice President, Community Banking Division Manager, Central Pacific Bank (5/2009 - 3/10/2011)	57	2011

ISONO, Denis K.	Executive Vice President, Corporate Services, Central Pacific Financial Corp. and Central Pacific Bank (1/1/2016-present); Executive Vice President, interim Risk Management Division Manager, Central Pacific Financial Corp. and Central Pacific Bank (8/28/2015-12/31/2015); Executive Vice President, Corporate Services, Central Pacific Financial Corp. and Central Pacific Bank (7/1/2015—8/27/2015); Executive Vice President, Chief Financial Officer, Central Pacific Financial Corp. and Central Pacific Bank (10/1/2011—6/30/2015); Executive Vice President, Chief Operations Officer, Central Pacific Financial Corp. and Central Pacific Bank (10/13/2009 - 9/30/2011)	64	2002

KIRIHARA, Wayne H.	Senior Vice President, Chief Marketing Officer, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014 - present); Senior Vice President, Chief Marketing Officer, Central Pacific Bank (3/2010 – 5/31/2014)	61	2014

MARTINES, Arnold D.	Senior Vice President, Commercial Real Estate Lending Division Manager, Central Pacific Financial Corp. and Central Pacific Bank (6/1/2014-present); Senior Vice President, Commercial Real Estate Lending Division Manager, Central Pacific Bank (3/1/2011 – 5/31/2014); Senior Vice President, Chief Credit Administrator, Central Pacific Bank (12/1/2008 – 2/28/2011)	51	2014

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Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)
MORIMOTO, David S.	Executive Vice President, Chief Financial Officer, Central Pacific Financial Corp. and Central Pacific Bank (7/1/2015—present); Senior Vice President, Treasurer, Central Pacific Financial Corp. and Central Pacific Bank (3/1/2005—6/30/2015)	47	2015

MORIWAKI, Lee Y.	Executive Vice President, Chief Information Officer, Central Pacific Financial Corp. and Central Pacific Bank (2/1/2015-present); Senior Vice President and Manager, Loan and Deposit Operations, Central Pacific Bank (7/1/2014-1/31/2015); Senior Vice President, D+H Project Director, Central Pacific Bank (6/1/2013-6/30/2014); Senior Vice President, Loan Operations Division Manager, Central Pacific Bank (2/1/2012-5/31/2013); Senior Vice President and Manager, Business & Operations Information Management, Central Pacific Bank (7/18/2011-1/31/2012); Senior Executive Vice President, Mortgage Banking, Bank of Hawaii (2007-2011) (banking)	57	2015

(1)	All directors of the Company are also directors of the Bank. Mr. Kosasa has been a director of the Bank since 1994. Ms. Camp, Mr. Matsumoto, Mr. Kurisu and Ms. Rose have been directors of the Bank since 2004. Mr. Fry has been a director of the Bank since 2005. Mr. Dean has been a director of the Bank since 2010. Ms. Ngo and Mr. Mizumoto have been directors of the Bank since July 1, 2015. Mr. Kamitaki and Ms. Ota have been directors of the Bank since September 16, 2015.

(2)	Mr. Kurisu also served as a director of the Company from September 2004 to May 2008. On January 25, 2012, Mr. Kurisu was reappointed to the Company’s Board.

(3)	The following includes information regarding all the executive officers, except for Mr. Dean (Executive Chair), Ms. Ngo (President and Chief Executive Officer), and Mr. Mizumoto (President and Chief Banking Officer), all of whose information is included in this table under the section heading “Nominees”.

Director and Nominee Background and Experience

Christine H. H. Camp—Ms. Camp has over twenty-six (26) years experience in real estate, and her company Avalon Group, LLC, is a full service real estate company which provides detailed financial and market analysis to a wide range of investors involved in various real estate transactions and development scenarios, and also real estate brokerage, market and financial consulting. Ms. Camp is also engaged in real estate development through her company Avalon Development Company, LLC. Prior to establishing Avalon Group, Ms. Camp was Vice President of Development at A&B Properties, Inc., a subsidiary of Alexander & Baldwin, Inc. (a publicly traded company listed on the NYSE), and was in charge of that company’s real estate development and investment acquisition activities. Ms. Camp also was the Senior Project Coordinator of Planning and Engineering at Castle & Cooke Properties, Inc., where she handled site acquisition and development of non-company owned properties. Ms. Camp’s real estate, financial, and public company knowledge and experience gained from her prior and current positions, makes her a valuable resource to the Board and management in many areas, but particularly in connection with the Company’s real estate lending and other real estate related activities, to include the evaluation of real estate related risks, investments, opportunities, and asset management oversight.

John C. Dean—Since July 1, 2015, Mr. Dean has served as Executive Chair of the Company and the Bank. Prior to that, Mr. Dean served as Chief Executive Officer and Chairman of the Board of the Company and the Bank from June 1, 2014 to June 30, 2015. From April 20, 2011 through May 31, 2014, Mr. Dean served as President and Chief Executive Officer, and a Director, of the Company and the Bank. From June 2010 through April 19, 2011, Mr. Dean served as the Executive Chairman and a Director of the Company and the Bank. Previously, Mr. Dean has served in various capacities in the banking industry for thirty-two (32) years, including as the Chief Executive Officer and Chairman of the Board of Silicon Valley Bancshares and Silicon Valley Bank, the President and Chief Executive Officer of Pacific First Bank, the Chief Executive Officer and Chairman of the Board of First Interstate Bank of Washington, the Chief Executive Officer and Chairman of the Board of First Interstate Bank of Oklahoma,

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and the President and Chief Executive Officer of First Interstate System, Inc. Since 2005, Mr. Dean has been the managing general partner of Startup Capital Ventures, L.P., a venture capital firm, and managing member of SCV Management Co, LLC, and since 2003 he has served as managing director of Tuputele Ventures Fund, a small private equity firm investing in early-stage technology companies and venture capital funds. Mr. Dean is a graduate of the Wharton School of the University of Pennsylvania, with a Master of Business Administration degree in Finance, and currently serves as an advisor to the board of the Wharton School. Mr. Dean’s extensive experience in leading financial institutions and his overall management expertise makes him a valuable contributor to the Board and the overall success of the Company.

Earl E. Fry—For fifteen (15) years, Mr. Fry served as Chief Financial Officer of Informatica Corporation (a publicly traded company listed on NASDAQ), a company which provides data integration software and services and which has reported annual revenue in excess of $1 billion. During his tenure as Chief Financial Officer of Informatica Corporation, Mr. Fry effected, among other things, numerous major capital and financial transactions, to include credit lines, equity offerings, convertible rate issuances, stock/bond buyback plans, over fifteen (15) technology acquisitions, and he established development and support centers in Bangalore, India, Dublin, Ireland, and Tel Aviv, Israel, and he also established Informatica’s enterprise risk management program. Mr. Fry also recently managed the Global Customer Support and Consulting Services areas of Informatica Corporation representing over half of Informatica’s revenue. Prior to joining Informatica Corporation, Mr. Fry was Chief Financial Officer of Omnicell Technologies, Inc. (a publicly traded company listed on NASDAQ) for four (4) years, Chief Financial Officer of C.ATS Software, Inc. for two (2) years, Chief Financial Officer of Weitek Corporation for three (3) years, and he also served at other technology companies in various finance and other capacities. Mr. Fry began his professional career at Ernst & Whinney, CPAs (now known as Ernst & Young), where he held the position of Senior Auditor. Mr. Fry is a graduate of the Stanford Graduate School of Business. Mr. Fry was voted Software Chief Financial Officer of the Year by Institutional Investor in 2010, 2011, 2012, 2013 and 2014. Mr. Fry brings extensive finance, public company, and auditing knowledge and experience to the Board and Company and therefore is highly qualified to Chair the Company’s and Bank’s Audit Committees.

Wayne K. Kamitaki—Mr. Kamitaki is Chief Executive Officer of Maui Varieties, Ltd., a holding company, which through various subsidiaries, owns and operates Ace Hardware and Ben Franklin Crafts stores throughout the State of Hawaii, and in the States of Washington and Oregon, and Las Vegas, Nevada, and owns, operates and/or invests in numerous other commercial business ventures. Mr. Kamitaki, who resides on the Island of Hawaii, is Chairman of the Board of the Hawaii Japanese Center (Hilo) and also serves on the board of the Hawaii Academy of Science. The Bank has two (2) branches on the Island of Hawaii and firmly believes it is important to have a director from the Island of Hawaii, who best understands and can help the Bank connect with residents and businesses on the Island of Hawaii, and to demonstrate the Bank’s commitment to serving all islands and communities comprising the State of Hawaii. The vast majority of businesses in Hawaii are small and each island has its own unique business markets, needs and communities, and thus having Mr. Kamitaki who is a prominent businessperson and community leader on the Island of Hawaii, serve on our Company’s Board and Bank’s Board of Directors, will provide great insight and perspective in how we can best serve small businesses throughout the State of Hawaii, but also within the Island of Hawaii. As a community bank serving all the people and islands of Hawaii, we believe it is vital that our Board have experienced and proven businesspeople who reflect and represent all of Hawaii and the diversity of Hawaii. Mr. Kamitaki has decades of business knowledge, experience, management and leadership which we believe will be of great benefit to the Company and the Bank.

Paul J. Kosasa—Mr. Kosasa has been President and Chief Executive Officer of MNS Ltd., doing business as ABC Stores, for the past seventeen (17) years, and has been with ABC Stores for thirty-six (36) years. As President and Chief Executive Officer of ABC Stores, Mr. Kosasa oversees a Hawaii-based retail convenience store operation with a major presence in Waikiki and other tourist locations throughout the Hawaiian Islands, as well as in other locations outside of Hawaii, such as Guam, Saipan, and Las Vegas, Nevada. As President and Chief Executive Officer of a sizable retail store chain which primarily serves the tourist industry, one of the largest industries in Hawaii, Mr. Kosasa provides the Board and Company with significant business and management knowledge and experience in all aspects of a business operation, which includes business strategy and planning, financial management and budgeting, employee compensation and benefits, labor, marketing, advertising, and real estate, among other business expertise. In addition, Mr. Kosasa provides a link and close connection to the Hawaii tourism industry, one of Hawaii’s most profitable economic engines, and which provides a valuable source of banking business with respect to Hawaii businesses who support the Hawaii tourism industry, as well as retail customers from outside Hawaii who require or may desire Hawaii banking services.

Duane K. Kurisu—Mr. Kurisu was formerly a director of the Company from September 2004 through May 2008, and was reappointed to the Company’s Board of Directors on January 25, 2012. Mr. Kurisu has served on the Board of Directors of the Bank since September 2004. Mr. Kurisu owns, manages and/or is involved in numerous and varied businesses and industries in Hawaii including, among others: (i) real estate—investment, ownership and management of office buildings, shopping centers and

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industrial parks in Hawaii; (ii) media—owner and publisher of a number of Hawaii magazines, newspapers and publications, and radio; (iii) sports—professional baseball, sports equipment; and (iv) food—bakery, restaurants, nutraceuticals. Mr. Kurisu is the Chairman of the Board, Chief Executive Officer and owner of aio, LLC, doing business as aio Group, a holding company for brands focused on Hawaii and the Pacific in the areas of media, sports and food. Mr. Kurisu serves on numerous business and charitable Boards and organizations, and he also served as a Regent of the University of Hawaii. Mr. Kurisu is a successful businessman and prominent figure in the Hawaii business community and brings to the Board business acumen, judgment, background and experience, and his knowledge of the Hawaii market and his relationships and connections within the Hawaii market.

Colbert M. Matsumoto— Mr. Matsumoto is Chairman of the Board and President of Island Holdings, Inc., a corporate holding company. Mr. Matsumoto also serves as the Executive Chairman of both Island Insurance Company, Ltd., Hawaii’s largest locally owned and managed property and casualty insurance company, and Tradewind Capital Group, Inc., an investment and asset management company. Mr. Matsumoto was a practicing attorney for twenty (20) years before assuming his current executive management positions. He is a Trustee of the Hawaii Employees Retirement System and, as its Chairman, played a significant leadership role in promoting reforms in the design and funding of the pension system to better secure its finances. Mr. Matsumoto’s substantial knowledge and experience, as an attorney, insurance executive, and investment professional, has been instrumental in assisting the Board and management with assessing and managing the Company’s legal and business risks and in corporate governance and business strategy and planning.

Lance A. Mizumoto—Mr. Mizumoto was appointed President and Chief Banking Officer of the Company and the Bank effective June 1, 2014. Mr. Mizumoto served as Executive Vice President, Chief Banking Officer of the Company and the Bank from April 2, 2012 through May 31, 2014. Mr. Mizumoto has over twenty-nine (29) years of experience in banking. Prior to joining the Bank in 2005, Mr. Mizumoto had been at First Hawaiian Bank for nine (9) years, where he served in numerous managerial positions, to include serving as Senior Vice President and Division Manager for First Hawaiian Bank’s Corporate Hawaii Division and Trade Finance Department, with responsibility for managing and overseeing a portfolio consisting primarily of the top companies in Hawaii. Prior to First Hawaiian Bank, Mr. Mizumoto was employed at Bank of Hawaii for ten (10) years, where he served in various senior line officer positions, with responsibility for substantial sized corporate portfolios. Before Bank of Hawaii, Mr. Mizumoto worked six (6) years for Hawaii-based International Savings & Loan, principally in various lending areas, to include serving as Residential Loan Originations Manager and Secondary Loan Marketing Manager.

A. Catherine Ngo— Ms. Ngo was appointed President and Chief Executive Officer of the Company and the Bank effective July 1, 2015. Prior to that, Ms. Ngo served as President and Chief Operating Officer of the Company and the Bank from June 1, 2014 to June 30, 2015. Ms. Ngo also served as Executive Vice President, Chief Administrative Officer of the Company and the Bank from November 23, 2010 through May 31, 2014. Ms. Ngo is an experienced executive who has served in various capacities in the financial industry during the last twenty-three (23) years, including as general partner of Startup Capital Ventures, a venture capital firm, where her responsibilities included: managing relationships with many of the firm’s portfolio companies and assisting companies with operational (financial and legal) issues. Ms. Ngo also had primary oversight for the firm’s finance, reporting and investor relations activities and had a significant role in managing the firm’s China-based portfolio. Ms. Ngo is also managing member of SCV Management Co, LLC. As Chief Operating Officer of Alliant Partners, an investment banking subsidiary of Silicon Valley Bank, Ms. Ngo’s responsibilities included oversight of legal and compliance, finance, marketing, human resources, and information technology functions. As Executive Vice President, General Counsel and Corporate Secretary of Silicon Valley Bancshares and Silicon Valley Bank (“SVB”), Ms. Ngo directed Audit, Credit Review, Collateral Audit, Legal and Loan Operations divisions of SVB with responsibility for over one hundred (100) employees. Executive Chair John C. Dean has worked with Ms. Ngo for the last twenty-three (23) years. For the twelve (12) years preceding her time with Startup Capital Ventures, Ms. Ngo was an executive officer at SVB (where Mr. Dean served as Chief Executive Officer and Chairman of the Board from 1993-2003).

Saedene K. Ota—Ms. Ota is owner and creative director of Sae Design, Inc., a graphic design and visual marketing agency headquartered on the Island of Maui, and is also principal owner and manager of Maui Thing LLC, a lifestyle apparel company. In her over twenty-two (22) year career, Ms. Ota has received numerous design, graphics and marketing rewards and recognition. Ms. Ota, who resides on the Island of Maui, serves on the boards of the Chamber of Commerce of Hawaii, Maui Economic Development Board, Nissei Veterans Memorial Center, and Wailuku Community Association. The Bank has four (4) branches on the Island of Maui and firmly believes it is important to have a director from the Island of Maui, who best understands and can help the Bank connect with residents and businesses on the Island of Maui, and to demonstrate the Bank’s commitment to serving all islands and communities comprising the State of Hawaii. The vast majority of businesses in Hawaii are small and each island has its own unique business markets, needs and communities, and thus having Ms. Ota who is a prominent businessperson and community leader on the Island of Maui, serve on our Company’s Board and Bank’s Board of Directors, will provide great insight and perspective in

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how we can best serve small businesses throughout the State of Hawaii, but also within the Island of Maui. As a community bank serving all the people and islands of Hawaii, we believe it is vital that our Board have experienced and proven businesspeople who reflect and represent all of Hawaii and the diversity of Hawaii. We believe Ms. Ota’s lifetime of experiences and success as a small businessperson, and her substantial marketing knowledge and expertise, will add significant value and perspective to our Board.

Crystal K. Rose, J.D.—Ms. Rose is a named partner in the law firm of Bays Lung Rose & Holma, and has been actively practicing law for thirty-four (34) years, specializing in the areas of real estate, trust and commercial litigation, commercial real estate transactions, trusts and estates, and construction law. Ms. Rose has been a director of Hawaiian Holdings, Inc. (a publicly traded company listed on NASDAQ, and the parent company of Hawaiian Airlines, Inc.) since June 2006, and serves as Chair of the Compensation Committee, and is a member of the Governance and Nominating Committee and the Executive Committee of its Board of Directors. Given the limited number of publicly traded companies in Hawaii, Ms. Rose brings experience as a director of another Hawaii-based publicly traded company. Ms. Rose also brings a wealth of legal and real estate knowledge and experience to the Company’s Board and Bank’s Board, and her professional, leadership, and business skills and expertise are well-suited to her serving since June 1, 2014, as the Company’s and the Bank’s Lead Independent Director and Governance Committee Chair, and before that, from April 20, 2011 through May 31, 2014, serving as the Company’s and Bank’s Board Chair, and in providing guidance with respect to the Company’s and the Bank’s strategic issues, overall business plans and legal matters.

Executive Officer Background and Experience

Set forth below is information concerning the current executive officers of the Company except for Mr. Dean, Ms. Ngo and Mr. Mizumoto, for whom information is provided above:

Glenn K.C. Ching—Mr. Ching was appointed Executive Vice President, Chief Legal Officer and Risk Management Division Manager, effective January 1, 2016. Prior to his appointment, Mr. Ching was Senior Vice President, General Counsel and Corporate Secretary for the Company and the Bank from December 2002 to December 31, 2015. Mr. Ching has been an actively licensed attorney in Hawaii since 1989, and is a former partner of the Honolulu law firm, Ashford & Wriston wherein he specialized in real estate and banking law. Mr. Ching is a graduate of the United States Air Force Academy, and served as an officer in the United States Air Force prior to his legal and banking career. Mr. Ching obtained his law degree from the University of Hawaii’s William S. Richardson School of Law, and a Master of Business Administration degree from the University of North Dakota. Mr. Ching serves on the Board of Directors of the Hawaii Better Business Bureau, Chairs its Membership Committee and serves on its Executive Committee.

Patricia (“Patty”) L. Foley—Ms. Foley was appointed Senior Vice President, Division Manager, Human Resources, of the Company and the Bank effective June 1, 2014, and has held various managerial positions within the Bank’s Human Resources Division since her arrival to the Bank in July 2008. Ms. Foley is an experienced human resources professional with twenty-six (26) years in the field, and was prior to joining the Bank, Corporate Director of Human Resources for Outrigger Hotels and Resorts (“Outrigger”), a Hawaii-based family owned business with over 3,000 employees worldwide. During her eighteen (18) years at Outrigger, Ms. Foley actively supported the growth of Outrigger from a Oahu-based employer focused on managing it’s owned properties to a world-wide diversified organization managing contracts for other hotel owners and expansion in to the timeshare and condominium management business. Ms. Foley is recognized in the local Human Resources industry for her progressive management of health care expense through a focus on the health and well-being of employees.

Anna M. Hu—Ms. Hu was appointed Senior Vice President, Interim Chief Credit Officer of the Company and the Bank, effective August 28, 2015. Ms. Hu’s prior banking experience spans twenty (20) years, comprising credit positions of increasing levels of responsibility, to include Credit Analyst, Underwriter, Corporate Banking Relationship Manager, Credit Administrator, Senior Credit Administrator, Senior Special Assets Officer, and Credit Administration Division Manager. Ms. Hu serves on the boards of the American Red Cross - Hawaii Chapter, and Sacred Hearts Academy.

David W. Hudson—Mr. Hudson was appointed Executive Vice President, Community Banking Division Manager of the Bank and the Company, effective March 11, 2011. Prior to his appointment, Mr. Hudson was Senior Vice President, Community Banking Division Manager for the Bank. As Community Banking Division Manager, Mr. Hudson oversees the Bank’s entire branch network throughout the State of Hawaii, to include branches on the islands of Oahu, Hawaii, Maui, and Kauai. Mr. Hudson has more than thirty-two (32) years of experience in the finance industry in Hawaii and California. He started his banking career in corporate, international and commercial real estate lending with Crocker National and First Nationwide banks. More recently, Mr. Hudson’s career has focused on retail and branch banking. Prior to joining the Bank in 2009, Mr. Hudson spent six (6) years as Senior Vice

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President of the consumer and business banking division of Hawaii-based American Savings Bank. In addition, Mr. Hudson has also served at Honfed Bank and Bank of America in Hawaii and California in various positions from process design executive to consumer region executive.

Denis K. Isono—Mr. Isono is presently Executive Vice President, Corporate Services, for the Company and the Bank. Prior to that and during his fourteen (14) previous years with the Company and the Bank, Mr. Isono has served in numerous executive positions, to include serving as Executive Vice President, Chief Financial Officer of the Company and the Bank from October 1, 2011 to June 30, 2015. Mr. Isono has over forty-three (43) years of banking and financial experience in the Hawaii market. Before joining the Company and the Bank, Mr. Isono was employed by Bank of Hawaii for eighteen (18) years and held various senior management positions to include Executive Vice President, Operations, and Senior Vice President, Controller. Mr. Isono began his banking career at City Bank where he worked for six (6) years. Mr. Isono is a Certified Public Accountant, Certified Management Accountant, Certified Bank Auditor, Certified Internal Auditor, and a graduate of the Stanford University Executive Program and the University of Hawaii Advanced Management Program. Prior to his banking career, Mr. Isono also spent six (6) years with Ernst & Ernst, and held the position of Audit Supervisor.

Wayne H. Kirihara—Mr. Kirihara was appointed Senior Vice President, Chief Marketing Officer of the Company and the Bank effective June 1, 2014, and had prior to that been the Bank’s Chief Marketing Officer since March 2010. Additionally, Mr. Kirihara has been with the Bank for twenty-seven (27) years in various management capacities. As Chief Marketing Officer, Mr. Kirihara oversees the corporate communications, marketing, product management, and electronic banking channels areas of the Company and Bank. In aggregate at the Bank, Mr. Kirihara has twenty-two (22) years of experience managing marketing and corporate communications, fourteen (14) years of experience managing product development, and twelve (12) years of experience managing electronic banking. Mr. Kirihara previously managed the Retail Banking Group of the Bank for eight (8) years, overseeing branch operations, consumer loan center, marketing, electronic banking, merchant services, and product development. Mr. Kirihara began his career at the Bank planning and implementing special projects, and later as a commercial loan officer.

Arnold D. Martines—Mr. Martines was appointed Senior Vice President, Commercial Real Estate Lending Division Manager of the Company and the Bank effective June 1, 2014. Prior to his appointment, Mr. Martines was Senior Vice President, Commercial Real Estate Lending Division Manager of the Bank. As Commercial Real Estate Lending Division Manager, Mr. Martines oversees the Bank’s construction and income property loan portfolios. Mr. Martines has over twenty (20) years of banking experience. Mr. Martines started his banking career in 1995 as an Assistant Branch Manager at Bank of Hawaii. He subsequently took on increasing responsibility in both line and credit management roles for small business, middle market and corporate lending before joining the Bank in February 2004 as Vice President and Portfolio Management Approval Manager where he oversaw commercial and industrial loan approvals for the Bank. Mr. Martines also served as the Bank’s Senior Vice President, Community Banking Division Manager and Senior Vice President, Chief Credit Administrator before he was appointed to lead the Bank’s Commercial Real Estate Lending Division in March 2011. Prior to his banking career, Mr. Martines was employed with HPM Building Supply for eight (8) years serving in various sales and management roles.

David S. Morimoto—Mr. Morimoto was appointed Executive Vice President, Chief Financial Officer of the Company and the Bank effective July 1, 2015. Prior to that, Mr. Morimoto was Senior Vice President, Treasurer of the Company and the Bank from March 1, 2005 to June 30, 2015. Mr. Morimoto has more than twenty-four (24) years of experience in the banking industry and has extensive experience in effectively working with institutional investors, investment bankers, and financial institution regulators. Mr. Morimoto received his Bachelor of Business Administration degree in Finance from the University of Hawaii and received his Master of Business Administration degree with a concentration in Accounting from Chaminade University of Honolulu. Mr. Morimoto serves on the Board of Directors of the Institute for Human Services and the Hawaii Council on Economic Education.

Lee Y. Moriwaki—Mr. Moriwaki was appointed Executive Vice President, Chief Information Officer (“CIO”) of the Company and the Bank effective February 1, 2015. As CIO, Mr. Moriwaki is responsible for the Company-wide strategic direction and management of technology and Bank operations, which includes managing computer and network operations, loan and deposit operations, and the Bank’s customer service center. Mr. Moriwaki has been with the Bank since 2011 and has more than thirty-four (34) years of experience in the banking industry. He has a diverse background in retail banking, retail brokerage, finance, investments, operations and information technology. He previously served as the Bank’s Senior Vice President and Manager, Loan and Deposit Operations. Prior to joining the Bank, Mr. Moriwaki served as Senior Executive Vice President and a Managing Committee Member at Bank of Hawaii where he began his banking career in 1981. His management experience includes mortgage and consumer lending, bank operations and call center, electronic banking, investment services and trust, treasury and finance and computer operations and programming. Mr. Moriwaki has been instrumental in streamlining and improving processes in the Bank’s

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Loan Operations Division. He has experience managing multiple divisions and also has experience in systems integration, including following the merger between Bank of Hawaii and Hawaiian Trust Company where he led the team responsible for integrating the two firm’s data centers and computer systems. Mr. Moriwaki has a Bachelor of Science degree in Management Science from the Massachusetts Institute of Technology and a Master of Business Administration in Finance from the University of Hawaii at Manoa.

CORPORATE GOVERNANCE AND BOARD MATTERS

During the fiscal year ended December 31, 2015, the Board held a total of eleven (11) meetings. Each incumbent director attended at least 75% of the total number of the aggregate of the Board meetings and meetings held by all committees of the Board on which he/she served during 2015. The Company expects directors to attend the annual meeting of shareholders. The directors who attended last year’s annual meeting of shareholders were Christine Camp, John Dean, Paul Kosasa, Duane Kurisu, and Crystal Rose, all of whom reside in Hawaii. Director Earl Fry and former directors Alvaro Aguirre and James Burr do not reside in Hawaii and thus did not attend the annual meeting. Directors Lance Mizumoto and Catherine Ngo had not yet been appointed as directors but did attend the meeting in their capacities as executives of the Company. Directors Wayne Kamitaki and Saedene Ota had not yet been appointed directors.

The Board has three (3) standing committees: an Audit Committee, a Compensation Committee, and a Governance Committee.

The following table sets forth the members of the Board as of the date of this Proxy Statement and the committees of the Board on which they serve.

Name of Director	Audit Committee(1)	Compensation Committee(2)	Governance Committee(3)
Non-Employee Directors:
Christine H. H. Camp	*	C	*
Earl E. Fry	C	*
Wayne K. Kamitaki	*		*
Paul J. Kosasa			*
Duane K. Kurisu			*
Colbert M. Matsumoto
Saedene K. Ota		*
Crystal K. Rose		*	C

*	= Member

C	= Chair

(1)	Effective September 16, 2015, Mr. Kamitaki replaced Mr. Kurisu on the Audit Committee.

(2)	Effective June 15, 2015, the size of the Compensation Committee was reduced from four (4) members to three (3) members due to the resignation of Mr. Aguirre from the Board. Effective September 16, 2015, Ms. Ota was added to the Compensation Committee, expanding the Compensation Committee from three (3) to four (4) members.

(3)	Effective June 15, 2015, the size of the Governance Committee was reduced from four (4) members to three (3) members due to the resignation of Mr. Aguirre from the Board. Effective September 16, 2015, Mr. Kamitaki and Mr. Kurisu were added to the Governance Committee, expanding the Governance Committee from three (3) to five (5) members.

Interested parties may communicate directly with the Executive Chair by writing to: John C. Dean, 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813. Interested parties may communicate director with the Lead Independent Director or with the non-management or independent directors as a group, by writing to: Crystal K. Rose, Bays Lung Rose & Holma, Topa Financial Center, Suite 900, 700 Bishop Street, Honolulu, Hawaii 96813. Alternatively, concerns may be made known and communicated directly to the Executive Chair or to the Lead Independent Director or to the non-management or independent directors as a group, through procedures set forth in the Company’s Complaint Policy which is available on the Company’s website (www.centralpacificbank.com).

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Audit Committee

The Audit Committee held eight (8) meetings during 2015. The responsibilities of the Audit Committee are described below under the subheading “REPORT OF THE AUDIT COMMITTEE.” The Audit Committee operates under a Charter adopted by the Board. The Charter of the Audit Committee is available on the Company’s website (www.centralpacificbank.com). The current members of the Company’s Audit Committee are Earl E. Fry (Chair), Christine H. H. Camp and Wayne K. Kamitaki, each of whom is “independent” within the meaning of the listing standards of the NYSE and the rules of the SEC. The Board has also determined that each member is financially literate, as such qualification is defined under the rules of the NYSE, that each member has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE, and that Mr. Fry and Ms. Camp are each an “audit committee financial expert” within the meaning of the rules of the SEC. No member of the Audit Committee serves on the audit committee of any other publicly registered company.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee reviews and evaluates all related party transactions that are material to the financial statements pursuant to the Company’s Policy Regarding Transactions with Related Persons, and determines conflicts of interest pursuant to the Company’s Code of Conduct & Ethics and pursuant to its Code of Conduct & Ethics for Senior Financial Officers. In addition, certain loans to directors and executive officers and their related interests are subject to the lending restrictions set forth in Federal Reserve Board Regulation O and the lending policies and procedures of the Bank. Each director and executive officer is required to report to the Company transactions with the Company in which they have an interest.

Compensation Committee

The Compensation Committee held four (4) meetings during 2015. The Compensation Committee’s primary purpose is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers by evaluating and recommending to the Board approval of executive officer benefit, bonus, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Company and providing all required disclosures on executive compensation for inclusion in the Company’s Proxy Statement. The functions of the Compensation Committee are further described in “COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS” below, under the subheading “COMPENSATION DISCUSSION AND ANALYSIS.” The Charter of the Compensation Committee is available on the Company’s website (www.centralpacificbank.com). The current members of the Company’s Compensation Committee are Christine H.H. Camp (Chair), Earl E. Fry, Saedene K. Ota, and Crystal K. Rose, each of whom is “independent” within the meaning of the listing standards of the NYSE, is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Interaction with Consultants

From time-to-time, the Compensation Committee seeks advice from outside experts in the compensation field. The Compensation Committee has historically engaged a compensation consultant to provide input on both Board and executive compensation issues. In 2015 the Committee retained McLagan, an AonHewitt Company. McLagan is a compensation consulting and performance benchmarking firm focused exclusively on the financial services sector.

In 2015, the Compensation Committee engaged McLagan to provide market benchmarking information and advisory services related to executive compensation plan design features, positioning to market, regulatory compliance, and with respect to the review and development of various incentive plans. McLagan was engaged directly by the Compensation Committee and McLagan consultants reported directly to the Compensation Committee for its services in these capacities. The Compensation Committee discusses, reviews, and approves all consulting projects performed by McLagan and periodically reviews the relationship with McLagan and considers competitive proposals from other firms.

The Compensation Committee considered the independence of McLagan in light of new SEC rules and NYSE listing standards. The Compensation Committee requested and received a report from McLagan addressing the independence of McLagan and its consultants, including the following factors: (1) other services provided to the Company by McLagan; (2) fees paid by the Company as a percentage of Aon’s total revenue; (3) policies or procedures maintained by McLagan that are designed to prevent a conflict of interest; (4) any business or personal relationships between the consultants and a member of the Compensation Committee; (5) any Company Common Stock owned by the consultants; and (6) any business or personal relationships between our executive officers and the consultants. The Compensation Committee discussed these considerations as well as other considerations and concluded that the work performed by McLagan and its consultants involved in the engagement did not raise any conflict of interest.

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Governance Committee

The Governance Committee held four (4) meetings during 2015. The Governance Committee is responsible for promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices, including identifying individuals qualified to become Board members, recommending nominees for directors of the Company, reviewing the qualifications and independence of the members of the Board and its committees, reviewing and monitoring the Company’s Corporate Governance Guidelines, monitoring the Board’s and the Company’s compliance regarding changes in corporate governance practices and laws and leading the Board in its annual review of the performance of the Board. The Charter of the Governance Committee and the Company’s Corporate Governance Guidelines are available on the Company’s website (www.centralpacificbank.com). The current members of the Company’s Governance Committee are Crystal K. Rose (Chair), Christine H. H. Camp, Wayne K. Kamitaki, Paul J. Kosasa, and Duane K. Kurisu, each of whom is “independent” within the meaning of the listing standards of the NYSE.

Director Resignation Policy

On January 28, 2009, the Board adopted a “Director Resignation Policy” which provides that at any shareholder meeting at which directors are subject to an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall tender a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation. The Board shall act promptly with respect to each such letter of resignation and shall notify the director concerned of its decision. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance Committee or Board action regarding whether to accept his or her resignation offer.

Equity Grant Guidelines

The Company maintains Equity Grant Guidelines (“Equity Guidelines”) which are to be considered in connection with grants of Company equity whether in the form of Company stock, stock options, or other forms of equity grants made by the Company to directors, officers or employees of the Company or any of its subsidiaries. The Equity Guidelines set forth guidelines regarding how and when grants may be made, including how grants are to be approved and documented.

Director Independence and Relationships

The Board has determined, in accordance with our Standards Regarding Director Independence, that all directors who are currently directors or who served during 2015 and all nominees (other than John C. Dean who is Executive Chair, A. Catherine Ngo who is President and Chief Executive Officer, and Lance A. Mizumoto who is President and Chief Banking Officer, of the Company and the Bank) are “independent” within the meaning of the rules of the NYSE. All of the directors and nominees (other than Mr. Dean, Ms. Ngo and Mr. Mizumoto) are non-employees. All committees of the Board are comprised solely of independent directors.

With respect to those directors who were determined independent by the Board, the following transactions, relationships and arrangements were considered by the Board in its determination of a director’s independence, including with respect to service on the Board’s committees, and none were found to adversely impact an independence determination.

During 2015, the following directors and nominees either directly and/or indirectly through companies in which they have a business interest or affiliation, received and/or had outstanding loans with the Bank: Wayne K. Kamitaki, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto, Lance A. Mizumoto, Saedene K. Ota, and Crystal K. Rose.

During 2015, the following directors and nominees either directly and/or indirectly through companies in which they have a business interest or affiliation, opened and/or maintained deposit, trust, investment and/or other banking accounts with the Bank: Christine H. H. Camp, John C. Dean, Earl E. Fry, Wayne K. Kamitaki, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto, Lance A. Mizumoto, A. Catherine Ngo, Saedene K. Ota, and Crystal K. Rose.

During 2015, the following directors and nominees served on boards of, or were involved in fundraising on behalf of, non-profit, community, charitable and/or cultural organizations, which received monetary donations from the Bank: Christine H. H. Camp, John C. Dean, Wayne K. Kamitaki, Paul J. Kosasa, Duane K. Kurisu, Lance A. Mizumoto, A. Catherine Ngo, Saedene

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K. Ota, and Crystal K. Rose. For 2015, the Company did not pay to any charitable or non-profit organization in which one of the Company’s Board members serves on that organization’s board, any amount in excess of the greater of $1,000,000 or 2% of the recipient organization’s gross annual revenues. Donations from the Bank in 2015 totaled $128,950.

During 2015, the following directors and nominees served on boards of, or were involved in fundraising on behalf of, non-profit, community, charitable and/or cultural organizations, which received monetary donations from the Central Pacific Bank Foundation: Christine H. H. Camp, Wayne K. Kamitaki, Paul J. Kosasa, Duane K. Kurisu, Lance A. Mizumoto, and A. Catherine Ngo. For 2015, the Company did not pay to any charitable or non-profit organization in which one of the Company’s Board members serves on that organization’s board, any amount in excess of the greater of $1,000,000 or 2% of the recipient organization’s gross annual revenues. Donations from the Foundation in 2015 totaled $92,500.

During 2015, the following directors and nominees served on boards of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which were on no more favorable terms than for other similarly situated matters: Paul J. Kosasa, Duane K. Kurisu and Colbert M. Matsumoto.

During 2015, the following directors and nominees served as officers of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which were on no more favorable terms than for other similarly situated matters: Paul J. Kosasa, Duane K. Kurisu, and Colbert M. Matsumoto.

Company director Paul J. Kosasa is President and Chief Executive Officer, and a director of ABC Stores. In 2015, the Bank paid ABC Stores $80,108 for the right to lease space in various ABC Stores locations for the placement of Bank ATMs. Mr. Kosasa had no direct involvement with any of the aforementioned transactions and they were made on no more favorable terms than for other similarly situated transactions.

Company director Duane K. Kurisu is a director and holds less than five percent (5%) ownership interest in Oahu Publications, Inc., which publishes the Honolulu Star Advertiser newspaper (Hawaii’s only major daily newspaper), staradvertiser.com, and MidWeek newspaper. Mr. Kurisu is also sole owner and co-manager of PacificBasin Communications LLC which publishes Hawaii Business magazine and Honolulu magazine. In 2015, the Bank paid a total amount of $338,075 for advertising of the Bank’s brand, products and services, in the foregoing media, detailed as follows: $189,626 for the Honolulu Star Advertiser newspaper; $37,188 for staradvertiser.com; $9,149 for MidWeek newspaper; $49,716 for Hawaii Business magazine; and, $52,396 for Honolulu magazine. The Bank also donated $2,879 to be a sponsor for Hawaii Business magazine’s “Best Places to Work” event, and $2,500 to be a sponsor for Honolulu magazine’s Honolulu Fashion Week. In addition, Mr. Kurisu is sole member of PCSC LLC and is vice president and director of WKF Inc., which are landlord and managing agent respectively, of a location in which the Bank has one of its branches, and for which the Bank paid $43,072 (for base rent, common area maintenance fees, real property taxes, and general excise taxes) in 2015. Mr. Kurisu had no involvement with any of the aforementioned transactions and they were made on no more favorable terms than for other similarly situated transactions.

Company director Colbert M. Matsumoto is Chairman of the Board, President and part owner (<10%), of Island Holdings, Inc. (“Island Holdings”), Executive Chairman of Island Insurance Company, Limited (“Island Insurance”), a Director of Atlas Insurance Agency, Inc. (“Atlas Insurance”), and Chairman of the Board of Tradewind Insurance Company, Limited (“Tradewind Insurance”). Island Holdings is the parent company of Island Insurance and Atlas Insurance. Tradewind Insurance is a wholly owned subsidiary of Island Insurance. In 2015, out of the insurance premiums which the Company and its subsidiaries paid for insurance policies that Atlas Insurance placed on behalf of the Company and its subsidiaries, Atlas Insurance received a total of $110,017 in commissions (based on premiums on the Company’s corporate insurance policies totaling $1,312,471, of which the Company paid $133,640 in premiums to Island Insurance and Tradewind Insurance for policies they issued). In addition, Atlas Insurance paid the Bank $43,845 (for base rent, common area maintenance fees, real property taxes, and general excise taxes) for space in the Bank’s Hilo office building. Century Computers, Inc. doing business as Pacxa, is principally indirectly owned by Island Holdings, and provides the Bank with various information technology and business process services for which it received $43,455 in 2015. In addition, Mr. Matsumoto is a director of Oahu Publications, Inc., which publishes the Honolulu Star Advertiser newspaper (Hawaii’s only major daily newspaper), staradvertiser.com, and MidWeek newspaper. In 2015, the Bank paid the following amounts for advertising of the Bank’s brand, products and services, in the foregoing media, detailed as follows: $189,626 for the Honolulu Star Advertiser newspaper; $37,188 for staradvertiser.com; and $9,149 for MidWeek newspaper. Mr. Matsumoto is a Trustee of the

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Employees’ Retirement System of the State of Hawaii (“ERS”). In 2015, the Bank paid ERS $460,480 (for base rent, common area maintenance fees, and other charges) for office space in a building owned by ERS. Mr. Matsumoto had no involvement with any of the aforementioned transactions and they were made on no more favorable terms than for other similarly situated transactions.

Former Company director Alvaro J. Aguirre was a designee of ACMO-CPF, L.L.C. (“ACMO”) pursuant to ACMO’s Investment Agreement with the Company. Former Company director James F. Burr was a designee of Carlyle Financial Services Harbor, L.P. (“Carlyle”) pursuant to Carlyle’s Investment Agreement with the Company. On April 1, 2015, the Company, ACMO, Carlyle and Citigroup Global Markets Inc. as underwriter, consummated transactions under an Underwriting Agreement dated March 26, 2015, pursuant to which ACMO and Carlyle sold an aggregate of 7,605,388 shares of the Company’s Common Stock to said underwriter, 3,259,452 of which shares were repurchased by the Company from said underwriter at a price per share equal to $23.01, and which resulted in both ACMO and Carlyle owning approximately 13.5% each of the Company’s Common Stock. On June 10, 2015, the Company, ACMO, Carlyle and Citigroup Global Markets Inc. as underwriter, consummated transactions under an Underwriting Agreement dated June 4, 2015, pursuant to which ACMO and Carlyle sold an aggregate 3,000,000 shares of the Company’s Common Stock to said underwriter, and which resulted in both ACMO and Carlyle owning approximately 8.8% each of the Company’s Common Stock. As a result of ACMO’s and Carlyle’s ownership in the Company dropping below ten percent (10%), Mr. Alvaro Aguirre and Mr. James Burr, director designees for ACMO and Carlyle respectively, both resigned from the Company’s and Bank’s Board of Directors effective June 15, 2015. On August 3, 2015, ACMO, Carlyle, Citigroup Global Markets and UBS Internet Bank entered into a final underwriting agreement with the Company pursuant to which both Carlyle and ACMO disposed of their then remaining share ownership in the Company.

Loans to Related Persons

The Bank, which is a wholly-owned subsidiary of the Company, has made (in addition to the loans specified in the “Director Independence and Relationships” section immediately preceding this section) loans to directors and executive officers, their immediate family members, and companies in which they have an interest, in the ordinary course of its business as a bank. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

Policy Regarding Transactions with Related Persons

The Company has a Board approved written policy (“Policy Regarding Transactions with Related Persons”) which sets forth the process and procedures for the review, approval, ratification and disclosure of any transaction with a related person (“transaction” and “related person” being as defined by Item 404 of SEC Regulation S-K). Transactions with related persons that affect a director’s independence are reviewed by the Company’s Governance Committee. Transactions with related persons that involve loans are reviewed by the Bank’s Board Directors Loan Committee. All other transactions with related persons that are material to the financial statements are reviewed by the Company’s Audit Committee.

Board Leadership Structure and Risk Oversight

The Company’s Board has no policy with respect to the separation of the offices of Chairman, President and Chief Executive Officer. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of its Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the offices of Chairman, President and Chief Executive Officer should be separate. Crystal K. Rose currently serves as Lead Independent Director and as Chair of the Governance Committee of the Company’s and the Bank’s Board of Directors. Ms. Rose previously served as Chair of the Board of Directors of the Company and the Bank from April 20, 2011 through May 31, 2014. John C. Dean, former Chief Executive Officer of the Company and the Bank, currently serves as Executive Chair of the Company’s and the Bank’s Board of Directors. A. Catherine Ngo currently serves as President and Chief Executive Officer for the Company and the Bank and also serves on the Company’s and Bank’s Board of Directors. Lance A. Mizumoto currently serves as President and Chief Banking Officer for the Company and the Bank and also serves on the Company’s and Bank’s Board of Directors. Eight (8) of the eleven (11) Company’s and Bank’s Board of Directors are independent outside (non-management) directors. As the Board’s former Chair and now as its Lead Independent Director, Ms. Rose previously presided over and once again presides over all meetings of the non-management directors in executive sessions, acts as liaison and facilitates communications between the Board and the principal executive officer, and ensures independent Board governance and oversight of management. In addition, all members of the Board’s Audit Committee, Compensation Committee, and Governance Committee are comprised of independent, non-management

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directors. The Company believes that the current structure ensures sufficient Board independence from management while also optimizing the efficiency and effectiveness of the Board and management in the oversight of the Company and the Bank, and also supports and provides for orderly transition and succession.

The Company is a one-bank holding company, with the Bank being the Company’s only bank subsidiary. All of the directors on the Company’s Board also serve on the Bank’s Board of Directors. In addition, all of the Company’s directors who serve on the Company’s Audit Committee, Compensation Committee and Governance Committee also serve on those same board level committees at the Bank. Ernst & Young, the Company’s and Bank’s internal auditor, reports directly to the Company’s and Bank’s respective Audit Committees. In addition, the Bank also has an additional board level Trust Committee and Directors’ Loan Committee which provide board level oversight over the Bank’s trust activities and lending activities, respectively. The Company’s and Bank’s Audit Committees perform the required and customary risk oversight functions of an Audit Committee, which include, overseeing accounting, auditing, internal controls, legal and regulatory matters, financial reporting and financial risk. The Company’s and the Bank’s Compensation Committees perform the required and customary risk oversight functions of a Compensation Committee, which include, overseeing the Company’s and Bank’s compliance with any laws, rules and regulations applicable to the Company’s and Bank’s compensation practices, plans and programs, and to ensure that compensation is not structured in a way which will encourage unnecessary or excessive risk taking. The Company’s and Bank’s Chief Financial Officer and Chief Legal Officer report regularly to the Company’s and Bank’s Audit Committees. The Company’s and Bank’s Chief Credit Officer is required to report regularly to the Bank’s Directors’ Loan Committee.

Code of Conduct & Ethics

The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles. The Company has a Code of Conduct & Ethics applicable to all employees, officers and directors of the Company. In addition, the Company also has a supplemental Code of Conduct & Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, President, Chief Financial Officer, Controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity. Both of the aforementioned Codes of Conduct & Ethics are available on the Company’s website (www.centralpacificbank.com).

Director Nomination Process

Director Qualifications. The Governance Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with the criteria set forth in the Company’s Corporate Governance Guidelines. The general criteria considered include independence, diversity, age, skills, experience and other relevant considerations in the context of the needs of the Board. Diversity is considered and desired and is viewed in a broad context; we seek Board members from different professions, industries, backgrounds, experiences, cultures, ethnicities, races, and gender, who can represent Hawaii’s multi-cultural, multi-ethnic, and multi-racial population and community.

Identifying and Evaluating Nominees. The Board seeks to identify candidates for director positions that are best qualified and suited to meet the needs of the Company and to present these candidates for shareholder approval, as and when director positions become open and available. The Governance Committee will first identify, review, evaluate and recommend to the Board, nominees for director positions. The Board will then vote whether or not to recommend such nominees to the Company’s shareholders for election. In identifying potential director nominees, the Governance Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential director candidates, and in this regard, may utilize the services of a professional search firm. While the same general criteria set forth above shall be applied in evaluating a candidate’s qualifications, it is difficult to enumerate all of the attributes, skills and qualities that the Governance Committee and/or Board may, at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees. Accordingly, the Governance Committee and the Board exercise their discretion and consider any circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee with the intent and purpose of having the best qualified and suited directors serving on the Board at all times, as well as ensuring that the Board as a whole is diverse and well rounded. The Board may enlist the services of a third party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.

As executives of the Company, Directors A. Catherine Ngo and Lance A. Mizumoto were well known to the Governance Committee prior to their appointment as directors. Directors Wayne K. Kamitaki and Saedene K. Ota were identified to the Company through their business reputation and stature, and community involvement.

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Shareholder Nominees. In accordance with the policies set forth in the Company’s Corporate Governance Guidelines and the Company’s Bylaws (as amended), the Governance Committee will consider properly submitted director nominees for election at the 2017 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the first anniversary date of the annual meeting for the preceding year (such anniversary date, April 29, 2017), and comply with all other applicable requirements set forth in said Corporate Governance Guidelines and Bylaws (as amended). Shareholder recommendations should be addressed to the Company’s Corporate Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

Communications with the Board

Shareholders of the Company and others may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813. Any such communication may be directed to the attention of the Chair of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Governance Committee) or to the Lead Independent Director or to the non-management or independent directors. Shareholders and others sending such communications should include the following in their written communication: (a) such shareholder(s) and others should identify himself/herself/itself/themselves, and if a shareholder, provide reasonably satisfactory proof of their ownership of the Company’s Common Stock; (b) such shareholder(s) and others should state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) and others should include their contact information (at a minimum, phone number and address). Shareholders and others who wish to communicate anonymously with the Board or any group of the Board should refer to the Company’s Complaint Policy available on the Company’s website (www.centralpacificbank.com). However, nothing that is stated in this paragraph shall override any requirements imposed on any shareholder communications under the Company’s Articles of Incorporation (as amended) or Bylaws (as amended) or other governing documents or by any law, rule or regulation.

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REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1933, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

As of February 24, 2016, the Audit Committee is comprised of three (3) independent directors and operates pursuant to a written charter that was readopted by our Board in January 2016. The charter is also available on our website at https://www.centralpacificbank.com. During 2015, the Audit Committee held eight (8) meetings, including two (2) private sessions with the independent auditors, one (1) private session with internal audit, three (3) private sessions with executive management, and five (5) executive sessions. The Audit Committee’s primary purposes are to: (a) assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors; (b) decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (c) prepare this Report. The Board has determined, upon the recommendation of the Governance Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the SEC. The Board has also determined that each member is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and that two (2) members are “audit committee financial experts” within the meaning of the rules of the SEC, being Earl E. Fry, Chair of the Audit Committee, and Christine H. H. Camp. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors matters required to be discussed by the statement under PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Committee has received the written disclosures and the letter from the independent accountants required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent accountant the independent accountant’s independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During 2015, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of the Company for the fiscal year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for such fiscal year.

Respectfully submitted by the current members of the Audit Committee of the Board:

Earl E. Fry, Chair
Christine H. H. Camp
Wayne K. Kamitaki

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

Periodically the Compensation Committee engages a consultant to review the compensation of the Company’s Board to ensure alignment with peers, considering the Company performance and Board performance. The last review was completed in June 2015 following which the Board adopted the following changes to the schedule of directors’ annual retainer amounts.

Board of Directors Position	Prior to 6/2/2015	Effective 6/2/2015
Director	$75,000	$90,000
Board Chair	$0.00	No Change
Lead Independent Director	$35,000	No Change
Audit Committee Chair	$25,000	No Change
Compensation Committee Chair	$15,000	$17,500
Governance Committee Chair	$15,000	$0.00
Loan Committee Chair	$15,000	No Change
Trust Committee Chair	$15,000	No Change

In June 2015, the Central Pacific Financial Corp. (CPF or the Company) and Central Pacific Bank (CPB or the Bank) Board of Directors approved the following changes to the board structure:

•	Effective June 15, 2015 Alvaro J. Aguire and James F. Burr resigned from the Central Pacific Financial Corp. and Central Pacific Bank Board of Directors.

•	Effective July 1, 2015 the Board appointed A. Catherine Ngo and Lance A. Mizumoto as Directors of the Central Pacific Financial Corp. and Central Pacific Bank Board of Directors.

•	Effective September 16, 2015, the Board appointed Saedene K. Ota and Wayne K. Kamitaki as Directors of the Central Pacific Financial Corp. and Central Pacific Bank Board of Directors. Ms. Ota is a member of both the Compensation and Trust Committees and Mr. Kamitaki is a member of both the Audit and Governance Committees.

Annual Retainer

In June 2015, an annual retainer was paid in lump sum to each non-employee Director as follows:

Board of Directors Position	Annual Retainer
Director, Lead Independent Director and Governance Committee Chair	$125,000
Director and Audit Committee Chair	$115,000
Director and Compensation Committee Chair	$107,500
Director and Loan Committee Chair	$105,000
Director and Trust Committee Chair	$105,000
Director	$90,000

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Director Compensation

The following table shows, for the year ended December 31, 2015, information on compensation earned by each non-employee director who served on the Company’s Board during 2015.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Values & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Alvaro J. Aguirre[1]	$22,500	$—	$—	$—	$—	$—	$22,500
James F. Burr[2]	$22,500	$—	$—	$—	$—	$—	$22,500
Christine H. H. Camp	$107,500	$—	$—	$—	$—	$—	$107,500
Earl E. Fry	$115,000	$—	$—	$—	$—	$—	$115,000
Wayne K. Kamitaki[3]	$26,250	$—	$—	$—	$—	$—	$26,250
Paul J. Kosasa	$90,000	$—	$—	$—	$—	$—	$90,000
Duane K. Kurisu	$105,000	$—	$—	$—	$—	$—	$105,000
Colbert M. Matsumoto	$105,000	$—	$—	$—	$—	$—	$105,000
Saedene K. Ota[4]	$26,250	$—	$—	$—	$—	$—	$26,250
Crystal K. Rose	$125,000	$—	$—	$—	$—	$—	$125,000

(a)	Board Chair, John C. Dean and Board Members, A. Catherine Ngo and Lance A. Mizumoto are omitted from this table because they are not compensated separately for service on the Board. Their compensation is fully reflected in the Summary Compensation Table.

(b)	Included in this column are fees elected to be received in the form of equity, either issued through the 2013 Stock Compensation Plan or purchased through the Directors Deferred Compensation Plan. Directors have the option to receive any amount of their fees in equity. The following Directors elected to receive all or a portion of their 2015 Board fees in equity:

•	Christine H. H. Camp elected to receive one-hundred percent (100%) of her Board fees in equity. Based on a fair market value of $23.4405 per share, this resulted in 4,400 shares being issued to Ms. Camp, in lieu of being paid $103,138 in cash. Remaining fees of $4,362 were paid to her in cash.

•

Wayne K. Kamitaki elected to receive twenty-five percent (25%) of his Board fees in equity. Based on a fair market value of $22.63 per share, this resulted in 289 shares being issued to Mr. Kamitaki, in lieu of being paid $6,540 in cash. Remaining fees of $19,710 were paid to him in cash.

•	Paul J. Kosasa elected to receive fifty percent (50%) of his Board fees in equity. Based on a fair market value of $23.45 per share, this resulted in 1,918 shares being issued to Mr. Kosasa, in lieu of being paid $44,977 in cash. Remaining fees of $45,023 were paid to him in cash.

•	Saedene K. Ota elected to receive one-hundred percent (100%) of her Board fees in equity. Based on a fair market value of $22.63 per share, this resulted in 1,159 shares being issued to Ms. Ota, in lieu of being paid $26,228 in cash. Remaining fees of $21.83 were paid to her in cash.

1.	Fees for Alvaro J. Aguirre represent one-quarter (1/4) of the Director annual retainer. Effective June 15, 2015, Mr. Aguirre resigned from the CPF/CPB Board of Directors.

2.	Fees for James F. Burr represent one-quarter (1/4) of the Director annual retainer. Effective June 15, 2015, Mr. Burr resigned from the CPF/CPB Board of Directors.

3.	Fees for Wayne K. Kamitaki represent three and one half months (3 ½) of service on the CPF/CPB Board of Directors based on his September 16, 2015 appointment date.

4.	Fees for Saedene K. Ota represent three and one half months (3 ½) of service on the CPF/CPB Board of Directors based on her September 16, 2015 appointment date.

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Set forth below is the composition of the Audit, Compensation and Governance Committees of the Central Pacific Financial Corp. and Central Pacific Bank Board for 2015.

Board Member	Audit Committee	Compensation Committee	Governance Committee
Alvaro J. Aguirre[1]		M	M
James F. Burr[2]
Christine H. H. Camp	M	C	M
Earl E. Fry	C	M
Wayne Kamitaki[3]	M		M
Paul J. Kosasa			M
Duane K. Kurisu			M
Colbert M. Matsumtoto
Saedene Ota[4]		M
Crystal K. Rose		M	C

“C” = Chair; “M” = Member

1.	Alvarro J. Aguirre resigned from the Board effective 6/15/2015

2.	James F. Burr resigned from the Board effective 6/15/2015

3.	Wayne K. Kamitaki was appointed to the Board effective 9/16/2015

4.	Saedene K. Ota was appointed to the Board effective 9/16/2015

Directors Stock Opportunity

Non-employee directors of the Company and the Bank are eligible to participate in the Company’s 2013 Stock Compensation Plan. Prior to April 2013, stock options were granted and some remain unexercised under the Company’s 2004 Stock Compensation Plan

The table below shows the aggregate number of unexercised stock option awards for each Director as of December 31, 2015.

Name	Unexercised Stock Options	Unvested Restricted Stock
(a)	(b)	(c)
Alvaro J. Aguirre	0	0
James F. Burr	0	0
Christine H. H. Camp	216	0
Earl E. Fry	216	0
Wayne K. Kamitaki	0	0
Paul J. Kosasa	216	0
Duane K. Kurisu	0	0
Colbert M. Matsumoto	216	0
Saedene K. Ota	0	0
Crystal K. Rose	216	0

For each of Messrs. Fry, Kosasa and Matsumoto and Mss. Camp and Rose, the 216 vested unexercised stock options represent options that were granted on March 11, 2009, as their Company annual Board retainer in lieu of cash.

Directors Deferred Compensation Plan

The Company maintains a Directors Deferred Compensation Plan under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer and/or chair and meeting fees. Under the Directors Deferred Compensation Plan, a participating director may elect from various payment alternatives, but full payout must occur

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no later than the tenth (10th) anniversary of separation from service. Under the Directors Deferred Compensation Plan, deferred amounts are valued based on corresponding investments in certain investment funds offered by the Bank’s Trust Division which are selected by the director. No plan earnings are considered to be “above-market” or “preferential” and as a result no amounts are reported in column (f) of the Directors Compensation table on the previous page. The Directors Deferred Compensation Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company under the direction and oversight of the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1993, as amended, or under the United States Securities and Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

The Compensation Committee has reviewed and discussed with executive management the Compensation Discussion and Analysis that immediately follows this report as required by Item 402(b) of SEC Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that the 2015 Compensation Discussion and Analysis be included in the Proxy Statement and incorporated as referenced in our Annual Report on Form 10-K for the year ended December 31, 2015. Respectfully submitted by the current members of the Compensation Committee of the Board:

Christine H. H. Camp, Chair
Earl E. Fry
Saedene K. Ota
Crystal K. Rose

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) discusses our 2015 executive compensation program as it relates to the individuals serving as the Company’s Chief Executive Officer (“CEO”), John C. Dean and A. Catherine Ngo, Chief Financial Officers (“CFO”), Denis K. Isono and David S. Morimoto and the three (3) other most highly paid executive officers, Lance A. Mizumoto, President and Chief Banking Officer, Lee Y. Moriwaki, Executive Vice President, Chief Information Officer and David W. Hudson, Executive Vice President, Division Manager, Community Banking.  We refer to these executive positions as our Named Executive Officers (“NEOs”).

Executive Summary

Under the oversight of our Compensation Committee of the Board of Directors (the “Committee”), our executive compensation program is designed to attract, retain and incent talented individuals to lead our organization to achieve sustained growth and strong performance for the long term. It includes base pay set at or near the market median, while considering the breadth and scope of each position, with variable incentive opportunities that meet or exceed market based on achieving or exceeding key performance objectives. The performance measure used in 2015 to determine the funding level of the Annual Incentive Compensation Plan and the vesting of performance shares under the Annual Long Term Equity Grant Program were 2015 budgeted Net Income and 2017 Return on Assets, respectively.

2015 Executive Compensation Highlights

•	Planned CEO/CFO Succession Implemented. Effective July 1, 2015, based on Board approval, the Company implemented the CEO/CFO succession plan in which A. Catherine Ngo was appointed President & CEO of Central Pacific Financial Corp. and Central Pacific Bank, John C. Dean was appointed Executive Chair and David S. Morimoto was appointed EVP, Chief Financial Officer & Treasurer.

•	Strong incentive compensation with short and long term performance alignment. In 2015, our incentive compensation goal was shifted from Core Net Income to Net Income (GAAP) due to our continued progress toward more normalized earnings. Our Long Term Equity Grant target was changed from Net Income to a 2017 Return on Assets (ROA) target with two-thirds (2/3) of the grant subject to cliff vesting based on attainment of the ROA target and one-third (1/3) step vesting with time.

	Type of Compensation	Earnings Opportunity	Relevant Performance Metric	2015 Outcomes

Cash	Annual Cash Incentive (“ICP”)	Executive Incentive Pool funding is subject to attainment of 85% of Net Income Goal at which the incentive pool will be funded at 50%. Maximum funding is 150% based on attainment of 110% of Net Income goal.	Net Income Compared to 2015 Budgeted Net Income

Pool funding based on Net Income achieved was calculated at 120% of target funding, however management recommended and the Compensation Committee approved, funding at 110% of target funding to normalize for non-recurring items. Payouts vary based on attainment of corporate, business plan and personal goals

104% of Net Income Target Achieved

Equity (subject to multi-year vesting)	2/3rds Performance-Based Restricted Stock Units (“PSUs”)	0% to 150% of Performance Award earned at end of 3-year period	ROA 2017 ROA compared to established ROA target for 2017	Not yet earned (2015 first year of a 3 year performance period)	N/A

	1/3rd Time-based Restricted Stock Units (“RSUs”)	Time-based step vesting, 1/3rd per year	Time	First tranche (1/3 of time-based RSUs) vests on 2/16/16	N/A

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•

Our CEO pay is consistent with our Solid Financial Performance. The Company continued to realize solid growth on its balance sheet and ended the year with $5.1 billion in assets, primarily due to a strong increase in loan balances. Net income also increased by 13.4%, year-over-year, which supported the successful execution of a stock repurchase program. In addition to an increase in the quarterly cash dividend in the fourth quarter, a special one-time dividend was paid. Other significant milestones were achieved in the Bank’s business plan, including operational streamlining and automating the branch information processing platform. Key factors contributing to the Company’s financial performance in 2015 included the improving economic and business conditions in the State of Hawaii, as well as a focused strategy on building and strengthening customer relationships. Significant highlights for the year ended December 31, 2015 were as follows:

•	Net income was $45.9 million compared to $40.5 million in 2014

•	Total loans and leases increased by $279.3 million, or by 9.5%, over 2014

•	Total deposits increased by $323.1 million, or by 7.9%, over 2014

•	Capital returned to shareholders through stock repurchases of approximately 4.1 million shares, or 11.7% of common shares outstanding as of 12/31/14

•	Increase in quarterly cash dividend from $0.12 to $0.14 per share in the 4th quarter, and a special one-time cash dividend of $0.32 per share

*	2013 Net Income excludes a non-cash income tax benefit of $119.8 million related to a reversal of the valuation allowance against the Company’s net deferred tax assets. All other non-recurring income and expense items are included in 2014 and 2015 net income figures.

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•	Emphasis on variable pay for our CEO. A significant portion of our CEO’s target compensation is comprised of variable short and long term pay. The exhibit below shows the target compensation for our newly appointed President & CEO, effective July 1, 2015 compared to compensation for CEOs in the peer group at the median.

1.	Peer group data is of our Compensation Peer Group based on an analysis completed by McLagan in May 2015.

2.	Fixed pay represents base salary.

3.	Variable pay represents annual cash incentives and equity grants.

Key Areas of Focus and Results for 2015.

Focus on the Long Term	Focus on Shareholder Support
The long term incentive performance goal (applicable to 2/3rds of the 2015 Long Term Equity Grant) was changed from current year net income with a 3 year step vest to a longer term goal of projected third year ROA with cliff vesting following the 3rd year.	98.69% approval from shareholders in our most recent Say on Pay vote for 2014. (vote submitted annually)

Focus on Process Improvement & Expense Reduction	Focus on the Customer
Continue to focus on improving processes, upgrading systems and reducing expenses as evidenced by the continued improvement in the Efficiency Ratio

Implemented a Customer Relationship Business Model supported by the deployment of a Teller, Sales & Service and Customer Relationship Management (CRM) solution to automate and streamline transactions, account opening and servicing, and to create a single view of the customer.

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Compensation Governance

The Company’s executive compensation program is supported by strong corporate governance and Board oversight. The Committee meets on a regular basis and routinely meets in executive sessions without management present.

Executive Compensation Governance and Practices
Oversight and Governance	•	Independent Oversight of Executive Compensation. The Board Compensation Committee (comprised of independent directors) oversees and makes recommendations to the Board of Directors on compensation matters as it relates to all NEO’s. The Committee also evaluates and recommends to the Board, appropriate policies and decisions relative to executive officer compensation and benefits, including oversight design and administration of executive compensation programs and the Company’s compensation policies, practices, and incentive plans for non-executives. It also oversees preparation of executive compensation disclosures for inclusion in our Proxy Statement.

	•	Independent Board Members. Subject to the recommendation of the Board Compensation Committee, all of the independent directors of the Board review and approve the compensation for the President & CEO and Executive Chair.

	•	Independent Compensation Consultant. The Committee has retained McLagan, an independent executive compensation consulting firm for the financial services industry, to provide advice and recommendations on Board and executive compensation matters under the oversight and responsibilities as defined by the Compensation Committee Charter. The Committee in its sole discretion selects the consultant, approves their fees and defines their scope of responsibilities.

	•	Independent Legal Advisor. The Committee retains an independent legal advisor, Manatt Phelps & Phillips, to ensure executive compensation decisions comply with all legal and regulatory requirements.

	•	Active Committee engagement. In 2015, the Committee held 5 meetings to discuss compensation matters.

Alignment with Shareholder Interests	•	Equity Ownership Guidelines. Our NEOs and Board members are subject to robust equity ownership guidelines, which require our President & CEO to retain and hold shares equivalent in value to four (4) times annual base salary.

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Executive Compensation Governance and Practices
Compensation Management & Risk Mitigation	•	Compensation Risk Management. Committee oversight includes evaluating and monitoring the Company’s compensation programs, policies, and practices, which could have a material adverse effect on the risk profile of the overall Company. Appropriate reviews would include at least semi-annual discussions with the Committee appointed senior risk officer to confirm all incentive and bonus compensation plans, structures and arrangement, including those for NEOs, do not have a reasonable likelihood to encourage excessive and unnecessary risk taking and do not pose a threat to the overall value of the Company and annual reviews with the independent compensation consultant and independent legal advisor. The overall finding from these reviews is that the Company’s plans, policies and practices do not individually or in their entirety encourage unnecessary or excessive risks that were reasonably likely to have a material adverse effect on the Company or threaten the overall value of the Company.

	•	Incentive Plan Risk Management. Our Annual Cash Incentive Plan is subject to threshold performance at which the incentive pool is funded at 50% of target funding level. At maximum performance, the incentive pool is capped at 150% of target funding level.

	•	Long Term Equity Grant Risk Management. Cliff vesting applies to the performance share portion of the annual Long Term Equity Grant award, which comprises 2/3rds of the award. The award is capped at 150% of target grant.

	•	No Hedging or Pledging. Pursuant to our Insider Trading Policy,

Executive Compensation Features	•	Competitive Peer Analysis. Compensation decisions are made considering the compensation and performance data of our Compensation Peer Group. All components of executive compensation are reviewed at least annually with consultation of the Committee selected compensation consulting firm.

	•	No Employment Agreements. None of the NEOs are covered under employment agreements that provide for any additional payments or benefits beyond what is generally available to all other employees if they terminate their employment for good reason, are terminated by the Company without cause, or they voluntarily resign, assuming no change-in-control occurred.

	•	Executive Benefits. Our executives receive the same retirement, health and welfare and other benefits generally available to all employees. As noted in footnote (i) following the “Summary Compensation Table”, certain NEOs have received company-provided transportation services, security services and spousal travel.

	•	No 280G Excise Tax Gross-ups. Our executives are not entitled to any Section 280G excise tax gross-up payments.

	•	No Special Executive Retirement Benefits. Our executives are eligible to participate in the same 401(k) Plan as all other employees and the same Non-Qualified Deferred Compensation Plan available to a select group of management and highly compensated employees and are subject to the same eligibility requirements. One NEO earned a benefit under the Central Pacific Financial Corp. Defined Benefit Retirement plan prior to the plan being frozen on December 31, 2002. Benefits under this plan were provided to all other employees eligible to participate in the plan prior to it being frozen.

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Executive Compensation Philosophy and Objectives

The central principle of our compensation philosophy is that executive compensation should align with shareholders’ interest, without encouraging excessive and unnecessary risk that could threaten the overall value of the Company. The executive compensation program is designed to:

•	Drive performance relative to our strategic plan and goals, including financial performance.

•	Balance the risk of short-term operational objectives with the need to build long-term sustainable value.

•	Align executives’ long-term interests with those of shareholders by placing a portion of total compensation at risk, contingent on the Company’s performance, without encouraging unnecessary and excessive risks that threaten the overall value of the Company.

•	Attract and retain highly qualified executives to achieve our goals and to maintain an executive management group that can provide success and stability in leadership.

•	Deliver compensation effectively, providing value to the executive in an appropriately risk-controlled and cost efficient manner.

•	Allow flexibility in responding to changing laws, accounting standards, and business needs, as well as the constraints and dynamic conditions in the markets in which we do business.

•	Be supported by strong corporate governance, including oversight by the Company’s Board.

Our compensation program has multiple pay components, including a fixed annual base salary, variable annual cash incentive pay, fixed and variable annual long-term equity grants, and other benefits. We believe that over the long term, a combination of pay components is essential to drive executives to achieve strategic operating and financial goals. There is no set formula to determine the mix of the various pay components and the use of the components may change from year to year based on the Company’s circumstances, market conditions, and competitive market for executive talent. We discuss each of the pay components and the role they play in our overall compensation structure in the “Compensation Framework” section.

Say-on-Pay

The Company is required to hold a separate non-binding shareholder vote to approve the compensation of its NEO’s, as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “Say-On-Pay” proposal, permits shareholders to endorse or not endorse the Company’s executive compensation program. Because the shareholders’ vote is advisory, it is not binding on the Board. However, when setting compensation and in determining compensation policies, the Committee took into account the results of the April 2015 shareholder advisory vote on executive compensation and will continually consider the outcome of this vote each time.

Our shareholders approved the compensation of our NEOs as disclosed in the Proxy Statement for the 2015 annual meeting. 98.69% of our shareholders voted in favor of the Company’s executive compensation program. The Committee believes that the result of this vote is evidence that the Company’s compensation policies and decisions are in the best interests of its shareholders and expects to apply similar principles going forward.

Compensation Committee Activity and Key Initiatives During 2015

The Committee evaluates existing compensation program components on an ongoing basis to maintain the Company’s competitive position to meet the goal of attracting, retaining, and motivating key executives without encouraging unnecessary and excessive risk that could pose a threat to the overall value of the Company.

•	Role of Executives in Compensation Committee Deliberations. The Committee may request that the Executive Chair and/or the President & CEO be present at Committee meetings to discuss executive compensation and evaluate the performance of both the Company and individual executives. Other executives may be requested to attend Committee meetings to provide pertinent financial, legal, or operational information. Executives in attendance may provide their insights and suggestions, but only independent Committee members may vote on decisions regarding executive compensation and other Company compensation matters for recommendation to the Board.

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The President & CEO and Executive Chair do not provide recommendations for their own compensation. The Committee may discuss compensation with them, but the Committee makes final deliberations in an executive session. Based on these deliberations, the Committee submits its recommendations to the entire group of independent members of the Board for approval. Compensation decisions for the President & CEO and Executive Chair are based on a variety of factors including but not limited to, Company performance, regulatory restrictions and guidance, periodic market reviews, and recommendations from independent external executive compensation consultants and legal counsel. For all other executives, the Committee considers the President & CEO’s proposals. For all of the NEOs, including the President & CEO and Executive Chair, the Committee obtains and considers input from outside advisors including review of market and peer compensation data and trends in making its recommendations to the Board.

In 2015, the Committee completed the following initiatives and actions related to executive compensation:

•	Incentive Plan Review. Reviewed and discussed the merits of the various compensation and incentive arrangements to confirm they do not encourage any unnecessary and excessive risk that may threaten the value of the Company. These reviews included analysis and feedback from the designated senior risk officer (“SRO”), our SVP, Director of Enterprise Risk Management & Internal Audit & Credit Review, as well as, consultation and perspective from Human Resources, Compliance, Corporate Legal, Credit and Risk, outside legal counsel and executive compensation consultants, where appropriate.

•	Executive Appointments & Compensation Actions. In connection with our planned CEO succession, the Committee retained McLagan to review our executive compensation as well as board compensation. Details on compensation actions taken by the Board are reflected in the “Director Compensation” section as well as the “2015 Executive Compensation” section.

•	Executive Incentive Plan Actions

•	Approved the 2015 Long Term Equity grant plan design for Managing Committee members, including NEOs. The plan target was changed from budgeted Net Income to long-term targeted ROA. Two-thirds of the grant cliff vests after the third year based on attainment of 2017 actual ROA to target. The remaining one-third vests ratably with time over three years. Performance equity opportunity is capped at 150% of target.

•	Approved the 2015 Annual Incentive Plan performance goals, which aligned with the Board approved 2015 Business Plan.

•	Approved the 2014 Annual Incentive Plan payments for Managing Committee members, including NEOs, based on the achievement of corporate, business plan and personal goals.

•	Reviewed the 2014 performance of the Chairman & CEO and determined an overall performance score used to determine his Annual Incentive Plan payment.

•	Board and Committee Performance and Compensation Actions

•	Reviewed result of the 2014 Compensation Committee Self-Assessment.

•	Approved changes in Board composition and compensation at a combined Compensation and Governance Committee meeting based on guidance from McLagan.

•	Other Committee Actions

•	Approved the 2015 Equity Grant Budget.

•	Updated and approved the Stock Ownership guidelines to align with new executive appointments.

•	Received a 2016 regulatory update from McLagan.

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Pay Level and Benchmarking

Benchmarking is an important part of our executive compensation review process. It includes an external review against peer companies and an internal review, based on pay equity, job scope, responsibility and experience. McLagan, an executive compensation consulting firm, is retained to provide consultation to the Committee on the Company’s NEO compensation as compared to our peers.

The Committee retained McLagan in May 2015 to conduct a market analysis against our Compensation Peer Group in preparation for our CEO and CFO succession, effective July 1, 2015. McLagan was also asked to report market data for all other Managing Committee members. Target total compensation following the 7/1/2015 adjustments, including base pay, short-term cash incentives, long-term equity grant and other compensation for the top five CPB executives was 19% below the market median on average compared to the Compensation Peer Group. Details on the Compensation Peer Group are provided below in the section titled “Compensation Peer Group”.

Compensation was evaluated based on target cash and equity award levels including the 2016 proposed Annual Long-Term Equity Program, with equity awards allocated over the relevant performance period for each NEO. Each of the NEOs fell within an appropriate range of the market median after taking into account each NEO’s unique value and contribution to the Company, individual performance, experience, internal pay equity relationships, and individual roles versus the benchmark positions. The total compensation for the newly appointed President & CEO was positioned below peer median.

In July 2015, commensurate with the CEO succession plan, John C. Dean was appointed Executive Chair and A. Catherine Ngo was appointed President & Chief Executive Officer. David S. Morimoto was appointed Chief Financial Officer & Treasurer succeeding Denis K. Isono, who assumed the position of Executive Vice President, Corporate Services.

Compensation Peer Group

The Committee reviews the Compensation Peer Group’s composition on an annual basis and modifies the group as necessary to ensure alignment with the Company’s compensation philosophy, structure, and targeted performance levels. For the 2015 analysis of executive compensation, the Compensation Peer Group was adjusted by eliminating banks that were no longer relevant for comparison based upon their asset size. The resulting group is comprised of 20 peers, with median assets of $5 billion.

When benchmarking is used to help determine the actual pay levels of each NEO, the Committee compares comparable positions in the Peer Group and also considers issues of internal pay equity, scope of responsibilities and experience.

The criteria used to select the Peer Group were as follows:

1.	Publicly-traded United States banks with executive compensation reported in public filings.

2.	Focus on Western banks with assets ranging between $2.5 billion and $8 billion plus Territorial Bancorp Inc. and non-Western banks in major metropolitan areas with assets ranging between $3 billion and $8 billion.

3.	Excludes TARP banks and Thrifts.

4.	Excludes banks with currently outstanding severe enforcement actions.

The selection criteria resulted in a group of twenty (20) peers. CPF was positioned at the forty-fifth (45th) percentile in terms of asset size at the time of the most recent comprehensive review of the Peer Group members.

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The Committee approved the following Peer Group for compensation benchmarking for 2015.

Rank	Company Name	Ticker	City	State
1	Columbia Banking System Inc.	COLB	Tacoma	WA
2	CVB Financial Corp.	CVBF	Ontario	CA
3	Union Bkshs Corp	UBSH	Richmond	VA
4	BBCN Bancorp Inc.	BBCN	Los Angeles	CA
5	BancFirst Corp.	BANF	Oklahoma City	OK
6	Independent Bank Corp.	INDB	Rockland	MA
7	Pinnacle Financial Partners	PNFP	Nashville	TN
8	First Financial Bankshares	FFIN	Abilene	TX
9	American SB FSB	—	Honolulu	HI
10	Westamerica Bancorp.	WABC	San Rafael	CA
11	TowneBank	TOWN	Portsmouth	VA
12	Banner Corp.	BANR	Walla Walla	WA
13	Sandy Spring Bancorp Inc.	SASR	Olney	MD
14	LegacyTexas Finl Group Inc	LTXB	Plano	TX
15	Wilshire Bancorp Inc.	WIBC	Los Angeles	CA
16	TriCo Bancshares	TCBK	Chico	CA
17	Century Bancorp Inc.	CNBKA	Medford	MA
18	Washington Trust Bancorp Inc.	WASH	Westerly	RI
19	HomeStreet Inc.	HMST	Seattle	WA
20	Territorial Bancorp Inc.	TBNK	Honolulu	HI

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2015 Executive Compensation

Compensation Framework

Component and Purpose	2015 Highlights

Annual Cash Compensation

Base Salary
Fixed-based pay that reflects each executive’s position, individual performance, experience, and expertise. In general, our compensation structure sets base pay at approximately the 50th percentile relative to peer banks.	•	Certain NEOs received an adjustment in his or her base salary due to promotions and/or changes in job responsibilities.

Annual Cash Incentives	Funding of the 2015 Annual Cash Incentive Plan (“ICP”) Pool
Provides variable compensation based on achievement of Company, Business Plan and Personal objectives.
	•	No change in funding methodology from 2014 to 2015.

	•	Funding of the pool is determined and approved by the Committee and is subject to Net Income performance against our annual target (budget).

	•	Based on the Company’s Net Income performance against target, it was calculated that the pool should be funded at 120% of target funding. Management, however, recommended and the Committee approved that the pool be funded at only 110% of target, based on normalizing attained Net Income for non-recurring items.

Individual ICP Awards.

	•	Individual awards are determined based on pool funding, overall corporate, business plan and personal performance.

	•	ICP payments are prorated for five (5) NEOs due to salary changes during 2015.

	•	For 2015, incentive plan payments for NEOs ranged between 34% to 68% of base salary, (prorated for NEOs receiving base salary adjustments in 2015).

Long Term Equity Incentive Compensation

Performance Share Units (PSUs)

Provides incentives to motivate and retain executives and to reward for long term Return on Assets (ROA) performance against target.

Restricted Stock Units (RSUs)

Provides incentives for retention and long-term creation of shareholder value over the three year period.

	•	Consistent with prior years, the Committee continued to use a mix of performance-based PSUs and time-based RSUs.

	•	2/3rds of the annual grant cliff vests after three years based on attainment of 2017 target ROA.

	•	1/3rd of annual grant step vests with one-third vesting each year for three years.

	•	Ms. Ngo and Messrs Mizumoto, Morimoto and Moriwaki received a special grant of RSU’s at time of promotion. These grants step vest with time over a 5 year period.

	•	Goal tied to longer performance period. To balance the use of Net Income, which is already used to fund the annual cash incentive plan, the long term incentive equity compensation performance metric was changed from the prior year metric of Net Income to Return on Assets, (“ROA”). In addition, while the Net Income goal in prior years had been tied to the plan year Net Income, the new ROA goal is tied to target ROA for the third year in the three year vesting period. (i.e. awards granted 2015 will vest based on 2017 ROA).

Benefits & Perks

Health, Welfare, Retirement Programs and Perquisites	•	Executives receive the same health, welfare and retirement benefits generally available to all other employees.

	•	The company provided transportation services, security services and spousal travel benefits for certain NEOs in 2015.

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Salary

We pay our executives cash salaries intended to be competitive and consider the executive’s experience, performance, responsibilities, and past and potential contribution to the Company. The objective of paying salary is to provide a base level of compensation to fairly reflect the executive’s job and scope of the role performed within the Company. There is no specific weighting applied to the factors considered in setting the level of base salaries, and the Committee uses its own judgment and expertise in determining appropriate salaries within the parameters of our compensation philosophy and objectives, with the guidance and support from an independent executive compensation consultant. While there continues to be a strong focus on collaboration and teamwork, modest adjustments have been made to base salaries over time to recognize the differences in the scope of the positions and individual contributions.

In making salary decisions, the Committee also considers the positioning of projected total compensation with target-level performance incentives. Because we set incentive opportunities as a percentage of salary, changes in salary have an effect on total compensation. Before recommending salary changes to the Board, the Committee reviews the projected total compensation based on the proposed salaries, considering both internal and external equity, and confirms that total compensation for the CEO and non-CEO NEOs are appropriately aligned with the market.

The base salaries of all NEOs were within acceptable range of the peer benchmarks. The table below shows the NEOs’ annual base salaries at the beginning of 2015 and the change to annual base salaries throughout the year, if applicable.

	Position		Annual Base Pay Effective:
Name	From	To	1/1/2015	2/1/2015	7/1/2015
John C. Dean[1]	Chairman & Chief Executive Officer	Executive Chair & Board Chair	$300,000		$225,000

A. Catherine Ngo[2]	President & Chief Operating Officer	President & Chief Executive Officer & Board Director	$300,000		$400,000

Lance A. Mizumoto[3]	President, Chief Banking Officer	President, Chief Banking Officer & Board Director	$300,000		$335,000

David S. Morimoto[4]	Senior Vice President & Treasurer	Executive Vice President, Chief Financial Officer & Treasurer	$185,000		$240,000

Denis K. Isono[5]	Executive Vice President & Chief Financial Officer	Executive Vice President, Corporate Services	$270,000		$215,000

Lee Y. Moriwaki[6]	Senior Vice President, Division Manager, Loan & Deposit Operations	Executive Vice President, Chief Information Officer	$140,000	$215,000

David W. Hudson	Executive Vice President, Division Manager Community Banking	No Change	$220,000

1.	Mr. Dean’s base salary was adjusted effective July 1, 2015 due to his change in position from Chief Executive Officer to Executive Chair, while continuing as Board Chair.

2.	Ms. Ngo’s base salary was adjusted effective July 1, 2015 due to her appointment to President & Chief Executive Officer and to the CPF/CPB Board of Directors.

3.	Mr. Mizumoto’s base salary was adjusted effective July 1, 2015 due to his appointment to the CPF/CPB Board of Directors.

4.	Mr. Morimoto’s base salary was adjusted effective July 1, 2015 due to his appointment to Executive Vice President, Chief Financial Officer & Treasurer.

5.	Mr. Isono’s base salary was adjusted effective July 1, 2015 due to his transition from Executive Vice President & Chief Financial Officer to Executive Vice President, Corporate Services.

6.	Mr. Moriwaki’s base salary was adjusted effective February 1, 2015 due to his appointment to Executive Vice President, Chief Information Officer.

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Annual Variable Cash Compensation

We use annual variable cash compensation to focus executives’ attention on current strategic priorities, drive achievement of short-term corporate objectives and to align their interests with our shareholders. Our NEOs participate in an Annual Incentive Compensation Plan under which the Committee approved an incentive pool with funding tied to threshold achievement of eighty-five percent (85%) of budgeted Net Income. At threshold, the incentive pool is funded at fifty percent (50%); funding increases based on the level of Net Income results and is capped at one hundred fifty percent (150%). Actual opportunity for each executive is based on a percentage of base pay. If the pool funding is in excess of the collective formula amounts for NEOs, the remaining balance may be provided as a funded discretionary distribution to NEOs based on performance and/or may be used to increase the incentive opportunity available to non-NEOs.

Budgeted Net Income for 2015 was set during the 2015 budgeting process and was determined with consideration of our continued improvement and outlook in financial performance, including loan and deposit growth, credit risk profile, operational efficiencies and capital position. Incentive pool funding based on actual results is summarized in the table below with maximum funding capped at one hundred fifty percent (150%) of target funding.

Description	Net Income	Pool Funding %[3]	Incentive Pool Funding
Threshold Funding @ 85% of Net Income Target	$37,417,000	50%	$ 563,625
Target Funding @ 100% of Net Income Target[1]	$44,021,000	100%	$1,127,250
Maximum Funding @ 110% of Net Income Target	$48,420,000	150%	$1,690,875
Actual 2015 Net Income @ 104% of Target Net Income	$45,868,000	120%	$1,352,700
Approved Incentive Pool Funding[2]		110%	$1,239,975

1.	Target incentive pool funding is based on target incentive opportunity as a percentage of base pay for all participants in the Executive Annual Incentive Compensation Plan, including NEOs.

2.	While the calculated pool funding was 120%, Management proposed and the Compensation Committee approved pool funding at 110% of target. This recommended adjustment is based on normalizing the net income results for non-recurring items.

3.	The pool funding % is calculated using the following interpolation table:

% of Net Income Target			Pool Funding			% Spread Between Points
85%	to	89%	50%	to	70%	5.0%
90%	to	99%	75%	to	98%	2.5%
	100%			100%		NA
101%	to	110%	105%	to	150%	5.0%

Performance goals are focused on a common set of corporate and business plan goals aligned with the board approved budget, annual business plan, and a variety of personal performance goals, focused on financial results, leadership and development.

A summary of the incentive opportunities and goal weightings is as follows:

	Target Incentive Opportunity as a Percent of Base Salary		Annual Performance Goal Categories
	Effective Date		Corporate	Business Plan / Personal
Executive	1/1/2015	7/1/2015[1]	Goal Weighting
John C. Dean	55%		80%	20%
A. Catherine Ngo	55%	65%	70%	30%
Lance A. Mizumoto	55%		70%	30%
David S. Morimoto	25%	40%	30%	70%
Denis K. Isono	40%	30%	60%	40%
Lee Y. Moriwaki	30%		50%	50%
David W. Hudson	30%		50%	50%

1.	ICP opportunities changed effective July 1, 2015 due to promotions and/or realignment of positions.

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Achievement of performance goals is based on a five point rating scale as follows:

Performance Rating	% Achieved
5	200%
4	150%
3	100%
2	50%
1	0%

In February 2016, the Committee approved the payment of cash incentives to NEOs. The amount of the awards was based on the results of corporate, business plan and personal goals compared to target. The table below summarizes the performance rating in each category, based on the rating scale above.

Goals	Performance Rating	Goals Assigned NEOs
CORPORATE GOALS
Net Income: $44.0 Million - Achieved $45.9 Million	3.00	All NEOs
ROA: 0.89% - Achieved 0.92%	3.00	All NEOs

BUSINESS PLAN GOALS
Develop a differentiated customer experience program	3.25	A. Catherine Ngo
		Lance A. Mizumoto
		David S. Morimoto
		Denis K. Isono
		Lee Y. Moriwaki
		David W. Hudson

Develop and implement a customer relationship business model at all branches	4.25	A. Catherine Ngo
		Lance A. Mizumoto
		Lee Y. Moriwaki
		David W. Hudson

Enhance seamless customer experience across multiple channels	3.00	Lee Y. Moriwaki
		David W. Hudson

Develop a micro-segmentation strategy	3.50	David W. Hudson

Simplify and integrate IT applications	3.25	A. Catherine Ngo
		David S. Morimoto
		Lee Y. Moriwaki

Establish compliance as a core competency	4.00	A. Catherine Ngo
		Lance A. Mizumoto
		David S. Morimoto
		Denis K. Isono
		Lee Y. Moriwaki
		David W. Hudson

Execute operational efficiency initiatives	3.25	A. Catherine Ngo
		David S. Morimoto
		Denis K. Isono
		Lee Y. Moriwaki

PERSONAL GOALS
Personal performance goals were determined for each NEO in areas of team-focused leadership, financial results & efficiencies, relationship banking/relationship service, risk management/compliance, personal & professional development and other job related duties.		All NEOs have one or more personal goals

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In February 2016, The Committee approved the payment of cash incentives to NEOs. The amount of the awards was based on the results of corporate, business plan and personal goals compared to target. The table below summarizes the payment attained by each NEO in each category, as well as the overall award achieved.

	Base Pay	ICP%	ICP$	Base Pay	ICP%	ICP$		Total Target	Calculated Award Based on Goal Weight and Performance Ratings
Name	as of 1/1/2015			Base Pay & ICP including changes in Base Pay and/or ICP% in 2015			Prorated ICP$	Award @ 110% of Target	Corporate	Business Plan /Personal	Total Calculated Award	Disc. Adjustment	Final Award (Rounded)
a	b	c	d	e	f	g	h	i	j	k	l	m	n
			b x c			e x f					j + k
John C. Dean	$300,000	55%	$165,000	$225,000	55%	$123,750	$144,375	$158,813	$127,050	$31,763	$158,813		$159,000
A. Catherine Ngo	$300,000	55%	$165,000	$400,000	65%	$260,000	$212,500	$233,750	$166,786	$71,480	$238,266		$239,000
Lance A. Mizumoto	$300,000	55%	$165,000	$335,000	55%	$184,250	$174,625	$192,088	$124,071	$53,173	$177,244		$178,000
David S. Morimoto	$185,000	25%	$43,750	$240,000	40%	$96,000	$69,875	$76,863	$25,653	$59,857	$85,510		$86,000
Denis K. Isono	$270,000	40%	$108,000	$215,000	30%	$64,500	$86,250	$94,875	$57,960	$38,640	$96,600		$97,000
Lee Y. Moriwaki	$140,000	30%	$42,000	$215,000	30%	$64,500	$62,625	$68,888	$34,640	$34,640	$69,279		$70,000
David W. Hudson	$220,000	30%	$66,000	$220,000	30%	$66,000	$66,000	$72,600	$39,435	$39,435	$78,870	$21,000	$100,000
Total Pool							$816,250	$897,875	$575,595	$328,987	$904,582	$21,000	$929,000

e.	John C. Dean, A. Catherine Ngo, Lance A. Mizumoto, David S. Morimoto and Denis K. Isono received an adjustment in base pay effective 7/1/15. Lee Y. Moriwaki received an adjustment in base pay effective 2/1/15. All adjustments align with promotions and/or realignment due to the implementation of the executive succession plan.

f.	Include changes in annual incentive opportunity commensurate with the adjustments noted in “e” above.

g.	New incentive dollars based on changes in opportunity reflected in “f” above or if no change in ICP opportunity, reflects new salary multiplied by current ICP%, column “f”.

h.	Prorated opportunity based on the timing of compensation and incentive plan changes in 2015.

i.	Target award based on achieving 104% of Net Income goal. Based on this result, funding of the incentive pool would be calculated as 120% of target funding, however, management recommended and the Compensation Committee approved funding at only 110% of target due to normalization of net income for non-recurring items.

l.	Total calculated award based on goal weight and performance ratings.

m.	The plan allows for discretionary adjustments as recommended by management and approved by the Compensation Committee. The adjustment for Mr. Hudson was in recognition of the work on the implementation of the automated teller and sales/service platform.

n.	Final award payments. (l+m rounded to the nearest $1,000)

Long-Term Incentives

We use long-term incentives (“LTIs”) to encourage ownership, foster retention, and align executives’ interests with the long-term interests of shareholders.

In 2015, the Committee recommended to the Board and the Board approved a long-term equity grant with both performance and time features. The incentive opportunity for each NEO as well as the plan design was developed in consultation with compensation consultants, McLagan. The amount of equity received by each NEO was determined as a percentage of base salary as follows:

Name	Equity Opportunity as a % of Base Pay
John C. Dean	65%
A. Catherine Ngo	65%
Lance A. Mizumoto	65%
David S. Morimoto	30%
Denis K. Isono	40%
Lee Y. Moriwaki	35%
David W. Hudson	35%

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On February 17, 2015, the NEOs received a long-term equity grant of Restricted Stock Units (“RSUs”) under the 2013 Stock Compensation Plan, with a portion based on performance vesting and the other portion on time vesting. For the performance vested portion, the performance criteria was based on 2017 target return on assets (ROA), which upon attainment, shares will cliff-vest 100% on February 15, 2018. The performance criteria and target goal are described below.

•	With respect to two-thirds (66.67%) of the grant, vesting of shares is subject to attainment of 90% (threshold) of Board approved 2017 target ROA of 0.93%. If the threshold is not achieved, all shares will be forfeited. If the threshold is achieved, the actual number of shares earned will be based on the level of ROA achievement, with a stretch opportunity capped at 150% of target.

Name	Performance Shares at Threshold 90% of 2017 Target ROA	Performance Shares at 100% of 2017 Target ROA	Performance Shares at Maximum 150% of 2017 Target ROA
John C. Dean	4,873	5,415	8,122
A Catherine Ngo	4,873	5,415	8,122
Lance A. Mizumoto	4,873	5,415	8,122
David S. Morimoto	1,312	1,458	2,187
Denis K. Isono	2,699	2,999	4,498
Lee Y. Moriwaki	1,881	2,090	3,135
David W. Hudson	1,924	2,138	3,207

•	With respect to one-third (33.33%) of the grant, vesting is time-based, wherein one-third of the RSUs will vest on the anniversaries of the grant date for the first, second and third year, respectively. If the vest date falls on a weekend or holiday, the actual vest date will be the next business day.

Below are the number of RSUs granted on February 17, 2015, separated between performance vesting and time vesting. The performance vesting portion of the grant is shown at target. Actual attainment will be determined after year-end 2017, based on 2017 ROA results compared to the 2017 ROA target.

Name	Type of Grant	Grant Date	Fair Value	1/3rd of Shares Granted Time Vesting	2/3rd of Shares Granted @ Target Performance Vesting	Actual Performance Vested Shares Based on Attainment of Target
John C. Dean	RSUs	2/17/2015	$24.01	2,706	5,415	TBD by 2017 ROA Results
A Catherine Ngo	RSUs	2/17/2015	$24.01	2,706	5,415	TBD by 2017 ROA Results
Lance A. Mizumoto	RSUs	2/17/2015	$24.01	2,706	5,415	TBD by 2017 ROA Results
David S. Morimoto	RSUs	2/17/2015	$24.01	728	1,458	TBD by 2017 ROA Results
Denis K. Isono	RSUs	2/17/2015	$24.01	1,499	2,999	TBD by 2017 ROA Results
Lee Y. Moriwaki	RSUs	2/17/2015	$24.01	1,044	2,090	TBD by 2017 ROA Results
David W. Hudson	RSUs	2/17/2015	$24.01	1,068	2,138	TBD by 2017 ROA Results

Other Compensation

NEOs are generally provided the same level of benefits as all other employees. As such, they are eligible to participate in the Company 401(k) Retirement Savings Plan which provides for a Company match, as well as standard health, life and disability policies. In addition NEOs receive certain perquisites such as transportation services, security services and spousal travel benefits.

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The total amounts of these items are reflected in the “All Other Compensation” column of the Summary Compensation Table. The Committee believes that these items enhance the effectiveness of our key executives and are consistent with industry practices in comparable banking companies. The Committee regularly reviews the benefits and perquisites we provide.

Adjustment or Recovery of Awards

Our long-term incentive plan currently permits us to cancel or terminate outstanding awards for any reason (which would include misstated or restated financial results). In addition, Section 304 of the Sarbanes-Oxley Act mandates the recovery of incentive awards that would not have otherwise have been paid in the event we are required to restate our financial statements due to noncompliance with any financial reporting requirements as a result of misconduct. In that case, the CEO and CFO must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during those twelve (12) months. Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Securities and Exchange Commission to direct national securities exchanges to prohibit the listing of any security that fails to adopt a compliant clawback policy for any current or former executive officer if the company is required to file a financial restatement as a result of material noncompliance with applicable securities laws. This clawback applies to incentive-based compensation during the 3-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The NYSE has proposed but has not yet finalized rules implementing Section 954 of the Dodd-Frank Act.

Timing of Equity Grants

On October 25, 2006, we adopted guidelines regarding the equity grant process and related controls. The guidelines, which were reviewed and readopted (with minor changes) on May 20, 2011, are to help ensure that all equity grants are reported and disclosed correctly and accurately, are properly accounted for, and receive proper tax treatment. The grant guidelines are designed to avoid making regular grants during a regularly scheduled Company blackout period, to avoid having the timing of grant dates be affected by material nonpublic information, and to confirm the use of no less than the closing price of our stock on the grant date. Grants take place on the fifteenth (15th) day of February, May, August and November or the next available trading day if the fifteenth falls on a holiday or weekend.

Stock Ownership Guidelines

On May 31, 2012, the Board reinstated stock ownership guidelines applicable to all Board members and executive officers of the Company and Bank. The purpose of the guidelines is to define ownership expectations for these individuals to more closely align with our shareholders. Commensurate with the executive realignment in July 2015, in February 2016, the Board approved a revision to the guidelines, in which the position of Executive Chair is expected to own shares at the same level as non-employee Directors and the President, Chief Banking Officer (CBO) is expected to own shares with a market value of two and one-half (2.5) times annual base salary. There was no change to the ownership guidelines for the President & CEO or Executive Vice Presidents.

The following is a summary of the Stock Ownership Guidelines:

Position	Multiple of Base Pay or # of Shares	Timeframe to Achieve Multiple
Executive Chair and Non-Employee Directors President & CEO	25,000 Shares 50% of the after-tax net amount of shares granted and vested after 5/1/12 until such time as the amount of ownership has a market value of 4 times annual base salary	5 years 5 years Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested after the end of the timeframe, must be held until the multiple is achieved.

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Position	Multiple of Base Pay or # of Shares	Timeframe to Achieve Multiple
President & CBO	50% of the after-tax net amount of shares granted and vested after 5/1/12 until such time as the amount of ownership has a market value of 2 ½ times annual base salary	5 years Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested after the end of the timeframe, must be held until the multiple is achieved.

Executive Vice President	50% of the after-tax net amount of shares granted and vested after 5/1/12 until such time as the amount of ownership has a market value of 1 ½ times annual base salary	5 years Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested after the end of the timeframe, must be held until the multiple is achieved.

Employment Agreements

None of the current NEOs has an employment agreement with the Company and each is employed on an “at will” basis.

Change-In-Control Agreement

None of our NEOs has a Change-In-Control agreement. All NEOs hold unvested options or restricted stock units granted under the Company’s 2004 Stock Compensation Plan and the 2013 Stock Compensation Plan under which the vesting of certain outstanding awards will accelerate regardless of whether employment terminates. Certain other awards provide for accelerated vesting upon a change-in-control only in the event that employment also terminates in connection with the change-in-control. See the “Potential Payments Upon Change-in-Control” section later in this document.

Tax and Accounting Considerations

We consider tax and accounting implications in designing our compensation programs. For example, in selecting long-term incentive compensation elements, the Committee reviews the projected expense amounts and expense timing associated with alternative types of awards. Under current accounting rules (i.e., Financial Accounting Standard ASC Topic 718), we must expense the grant-date fair value of share-based grants such as restricted stock, restricted stock units, performance shares, and SARs settled in our stock. The grant-date fair value is amortized and expensed over the service period or vesting period of the grant. In contrast, awards that are not share-based (e.g., phantom stock) are expensed based on a value that may fluctuate widely over the vesting period and is not fixed at grant date. In selecting appropriate incentive devices, the Committee reviews extensive modeling analyses and considers the related tax and accounting issues. Section 162(m) of the Internal Revenue Code generally places a limit on the tax deduction for non-performance based compensation in excess of $1 million paid to the chief executive officer and the other three most highly compensated executive officers (excluding the chief financial officer) in a taxable year. The Committee has retained the flexibility, however, to pay compensation which is not deductible for tax purposes because it believes that doing so permits it to take into consideration factors that are consistent with good corporate governance and the best interests of our shareholders.

Conclusion

The Committee and the Board believe that it is important to provide market-based compensation that will attract and retain highly talented executives with the appropriate competencies and skills necessary for the Company’s continued success. Such compensation would include the full range of compensation components, including incentive awards that vary with financial performance, based on achieving our strategic plan and goals without encouraging excessive and unnecessary risk that could threaten the overall value of the Company. Equally important is the need to maintain shareholder confidence and to comply with regulatory executive compensation restrictions and guidance by developing appropriate compensation structures.

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The Committee evaluates our compensation program and its related components on an ongoing basis. Adjustments are made to the compensation structure as appropriate to maintain the Company’s competitive position for executive talent, consistent with our compensation philosophy and objectives, and within the parameters of regulatory restrictions and guidance. The Committee intends this Compensation Discussion and Analysis to provide full, transparent disclosure of what we believe to be a thoughtfully designed compensation structure which focuses on the achievement of short-term objectives, and affirms the philosophy for driving long-term shareholder value.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of December 31, 2015, the Committee of the Company was composed entirely of the following four (4) independent Directors: Christine H. H. Camp (Chair), Earl E. Fry, Saedene Ota and Crystal K. Rose. None of the Committee members were or are former officers or employees of the Company. Relationships that members of the Committee have had and/or maintain with the Company are described in the “Corporate Governance and Board Matters-Director Independence and Relationships” section.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation earned by each of the NEOs for the fiscal year ended December 31, 2015, 2014 and 2013 to the extent such executives served during such periods. The material terms of compensation of the NEOs are discussed in the Compensation narrative following the “Options Exercised and Stock Vested” table.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John C. Dean Executive Chairman	2015	$265,625	$0	$194,985	$0	$159,000	$0	$63,991	$683,601
	2014	$325,000	$0	$323,986	$0	$200,000	$0	$44,608	$893,594
	2013	$360,000	$0	$573,982	$0	$288,288	$0	$40,065	$1,262,335
A. Catherine Ngo President & Chief Executive Officer	2015	$345,833	$0	$494,974	$0	$239,000	$0	$16,303	$1,096,110
	2014	$285,833	$0	$168,987	$0	$170,000	$0	$12,956	$637,776
	2013	$260,000	$0	$168,996	$0	$201,620	$0	$12,582	$643,198
Lance A. Mizumoto President & Chief Banking Officer	2015	$316,042	$0	$344,968	$0	$178,000	$0	$15,685	$854,694
	2014	$287,500	$0	$175,498	$0	$170,000	$0	$13,331	$646,329
	2013	$270,000	$0	$175,486	$0	$207,619	$0	$19,488	$672,593
David S. Morimoto Executive Vice President, Chief Financial Officer & Treasurer	2015	$210,208	$0	$177,475	$0	$86,000	$0	$10,761	$484,445
Denis K. Isono Executive Vice President, Corporate Services	2015	$244,792	$0	$107,997	$0	$97,000	$0	$11,784	$461,573
	2014	$270,000	$0	$175,498	$0	$125,000	$0	$13,206	$583,704
	2013	$270,000	$0	$175,486	$0	$176,580	$0	$14,161	$636,227
Lee Y. Moriwaki Executive Vice President, Chief Information Officer	2015	$205,625	$0	$200,243	$0	$70,000	$0	$9,044	$484,913
David W. Hudson Executive Vice President, Division Manager, Community Banking	2015	$220,000	$0	$76,976	$0	$100,000	$0	$12,514	$409,491

(c)	For year 2015, this column represents actual salary earned at year-end 2015.

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(e)	For year 2015, this column represents the value of Restricted Stock Units (RSUs), granted on February 17, 2015, at the closing share price of $24.01. With respect to two-thirds of the grant, vesting is subject to attainment of 90% (threshold) of Board approved 2017 target return on assets (ROA). If threshold is not achieved, all shares will be forfeited. If threshold is achieved, shares will cliff vest at 100% on February 15, 2018. Actual shares earned will be based on 2017 target ROA results, with a stretch opportunity capped at 150% of target. The performance-vesting portion of the RSUs granted in 2015 were valued based on the probability that 2017 target ROA will be achieved at 100%. Based on the closing price of $24.01 at the time of grant, the value of the performance-vested RSUs (66.67% of the total) that the NEOs are eligible to receive at the maximum performance level is as follows (in each case 150% of the amount included in the table): John C. Dean - $195,009, A. Catherine Ngo - $195,009, Lance A. Mizumoto – $195,009, Denis K. Isono – $107,997, David S. Morimoto – $52,510, Lee Y. Moriwaki - $75,271, David W. Hudson - $77,000. With respect to the remaining one-third (33.33%) portion of the grant, vesting is time-based, whereby shares vest equally over a three-year period.

Commensurate with Lee Y. Moriwaki’s appointment to Chief Information Officer in February 2015, this column also includes the value of RSUs granted to Mr. Moriwaki on February 17, 2015. Based on the closing share price of $24.01 at the time of grant, the value of RSUs granted was $124,996. Vesting of shares is time-based, whereby shares vest equally over a five- year period.

Commensurate with the executive realignment in July 2015, for Ms. Ngo and Messrs. Mizumoto and Morimoto, this column also includes the value of RSUs granted on August 17, 2015. Based on the closing share price of $22.68 at the time of grant, the value of RSUs granted were as follows: A. Catherine Ngo - $299,988, Lance A. Mizumoto - $149,983, David S. Morimoto - $124,989. Vesting of shares is time-based, whereby shares vest equally over a five- year period.

(g)	For year 2015, this column represents a Board-approved annual cash incentive for the NEOs, based on corporate, business plan and personal performance results.

(h)	David S. Morimoto has an accrued benefit under the Central Pacific Financial Corp. Defined Benefit Retirement Plan which was earned prior to the plan being frozen on December 31, 2002. Nothing is reported in the Summary Compensation Table as there was a decrease in the actuarial present value of this benefit of -$3,091 between December 31, 2014 and December 31, 2015.

(i)	This column represents other compensation earned by the NEOs, including, but not limited to, 401(k) Company contributions, transportation services, security services, travel, and service awards, as detailed below, for each NEO during 2015. The table below further details “All Other Compensation” reported in the Summary Compensation Table.

Name	401(k) Retirement Savings Plan	Other Compensation	Total All Other Compensation
John C. Dean	$10,550	$53,441[1]	$63,991
A. Catherine Ngo	$10,600	$5,703[2]	$16,303
Lance A. Mizumoto	$9,750	$5,796[3]	$15,685
David S. Morimoto	$9,192	$1,570[4]	$10,761
Denis K. Isono	$8,250	$3,534[5]	$11,784
Lee Y. Moriwaki	$8,010	$1,034	$9,044
David W. Hudson	$10,008	$2,506	$12,514

In addition to parking and group life insurance fringe benefits, the Other Compensation column in the table above includes the following:

1.	Mr. Dean - includes $1,771 in spousal travel, $30,431 in transportation services and $16,759 in security services.

2.	Ms. Ngo – includes spousal travel and transportation services.

3.	Mr. Mizumoto - includes spousal travel, transportation services and a years-of-service award issued in CPF stock.

4.	Mr. Morimoto – includes spousal travel.

5.	Mr. Isono - includes spousal travel and transportation services.

NON-QUALIFIED DEFERRED COMPENSATION

On July 1, 2008, the Company implemented a non-qualified deferred compensation plan that allows employees (including the NEOs) with an annual base salary of $90,000 or greater to defer up to 80% of base pay and/or 100% of annual bonuses and commissions earned for a specified year on a pre-tax basis. The plan does not feature any matching or other contributions from the Company. John Dean elected to defer 15% of his salary, equivalent to $39,844; Denis K. Isono elected to defer 30% of his 2014 annual incentive (paid in 2015), equivalent to $37,500; and David W. Hudson elected to defer 50% of his 2014 annual incentive (paid in 2015), equivalent to $50,000, under the Central Pacific Bank Deferred Compensation Plan in 2015.

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A participant is always 100% vested in his or her deferred amounts. Deferred amounts under the Central Pacific Bank Deferred Compensation Plan are subject to adjustment for appreciation or depreciation in value based on hypothetical measurement funds in one or more of the available measurement funds chosen by the participant. The participant’s deferred amounts are generally payable beginning on the earliest to occur of (a) a specified time chosen by the participant, (b) the participant’s death, (c) the participant’s disability, (d) a separation of service (either at the time of separation or six (6) months after the separation in the case of a key employee), or (e) an “unforeseeable emergency.” For distributions due to a disability or upon a separation from service due to retirement, the participant may choose to receive deferred amounts as a lump-sum payment or in annual installments over a period not to exceed fifteen (15) years. Distributions for all other events will be made in the form of a lump sum.

The Bank’s obligations with respect to the deferred amounts under the Central Pacific Bank Deferred Compensation Plan are payable from its general assets. The assets are at all times subject to the claims of the Company’s general creditors.

Set forth below is information regarding the amounts deferred by or for the benefit of the NEOs in 2015.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
John C. Dean	$39,844	$0	($3,211)	$0	$245,703
A. Catherine Ngo	$0	$0	$0	$0	$0
Lance A. Mizumoto	$0	$0	$0	$0	$0
Denis K. Isono	$37,500	$0	($452)	$0	$37,048
David S. Morimoto	$0	$0	$0	$0	$0
Lee Y. Moriwaki	$0	$0	$0	$0	$0
David W. Hudson	$50,000	$0	($951)	$0	$135,277

The table below shows the funds available under the Central Pacific Bank Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2015, as reported by the administrator of the Plan.

Name of Fund	2015 Rate of Return
Fixed Income Vanguard VIF Money Market	0.15%
Vanguard VIF Short Term Investment Grade	1.12%
Vanguard VIF Total Bond Index	0.33%
Ivy Funds VIP High Income	-6.50%
Large Cap Vanguard VIF Diversified Value	-2.45%
Vanguard VIF Equity Income	0.85%
Vanguard VIF Total Stock Market Index	0.37%
Vanguard VIF Equity Index	1.27%
Vanguard VIF Capital Growth	2.62%
Vanguard VIF Growth	7.98%
MidCap Vanguard VIF MidCap Index	-1.43%
Small Cap Vanguard VIF Small Company Growth	-2.75%
Foreign/Global Vanguard VIF International	-0.77%
Balanced Vanguard VIF Balanced	0.09%
Specialty Vanguard VIF REIT Index	2.22%

48

GRANTS OF PLAN-BASED AWARDS

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Awards	Grant Date Fair Value of Stock and Option Awards
			Threshold $	Target $	Max $	Threshold #	Target #	Max #
Name	Grant Type	Grant Date							#	#	$	$
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
	Cash
John C. Dean	Incentive[1]			$159,000
	RSU[2]	2/17/2015							2,706			$64,971
	RSU[2]	2/17/2015				4,873	5,415	8,122				$130,014
A. Catherine	Cash
Ngo	Incentive[1]			$239,000
	RSU[2]	2/17/2015							2,706			$64,971
	RSU[2]	2/17/2015				4,873	5,415	8,122				$130,014
	RSU[3]	8/17/2015							13,227			$299,988
Lance A.	Cash
Mizumoto	Incentive[1]			$178,000
	RSU[2]	2/17/2015							2,706			$64,971
	RSU[2]	2/17/2015				4,873	5,415	8,122				$130,014
	RSU[3]	8/17/2015							6,613			$149,983
David S.	Cash
Morimoto	Incentive[1]			$86,000
	RSU[2]	2/17/2015							728			$17,479
	RSU[2]	2/17/2015				1,312	1,458	2,187				$35,007
	RSU[3]	8/17/2015							5,511			$124,989
	Cash
Denis K. Isono	Incentive[1]			$97,000
	RSU[2]	2/17/2015							1,499			$35,991
	RSU[2]	2/17/2015				2,699	2,999	4,498				$72,006
Lee Y.	Cash
Moriwaki	Incentive[1]			$70,000
	RSU[2]	2/17/2015							1,044			$25,066
	RSU[2]	2/17/2015				1,881	2,090	3,135				$50,181
	RSU[4]	2/17/2015							5,206			$124,996
David W.	Cash
Hudson	Incentive[1]			$100,000
	RSU[2]	2/17/2015							1,068			$25,643
	RSU[2]	2/17/2015				1,924	2,138	3,207				$51,333

1.	The funding of the Annual Incentive Compensation Plan requires a minimum level of overall Company performance before any individual incentive award can be made. The incentive pool is funded upon achieving a minimum of 85% of budgeted Net Income. At threshold, the incentive pool is funded at fifty percent (50%); thereafter, funding increases based on the level of Net Income results and capped at one hundred fifty percent (150%).

In February 2016, the Committee approved the payment of cash incentives to NEOs. The Company achieved 104% of the performance Net Income target which equates to incentive pool funding at 120% of target. Management, however, proposed, and the Committee approved, the lowering of the pool funding to 110% of target to normalize the actual Net Income due to non-recurring items. Individual target incentives are based on a percentage of salary. Actual award payouts are reflected under “(e)”, “Target” and were calculated based on corporate, business plan, and personal performance results.

2.	On February 17, 2015, the NEOs received a Board approved grant of RSUs, with the following features:

•	One-third (33.33%) of RSUs vest based on time, in equal increments over a three-year period.

•	Two-thirds (66.67%) of RSUs vest based on attainment of Board approved 2017 target ROA of 0.93% (target). If 90% of target (threshold) is not achieved, all shares will be forfeited. If threshold is achieved, the actual number of shares earned will be based on the level of ROA achievement, with a stretch opportunity capped at 150% of target shares.

3.	Commensurate with the executive realignment in July 2015, on August 17, 2015, Ms. Ngo and Messrs. Mizumoto and Morimoto each received a Board approved grant of RSUs. The award vests equally over a five-year period on August 15 of each year.

49

4.	Commensurate with Lee Y. Moriwaki’s appointment to Chief Information Officer in February 2015, on February 17, 2015, Mr. Moriwaki received a Board approved grant of RSUs. The award vests equally over a five-year period on February 15 of each year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name (a)	# of Securities Underlying Unexercised Options Exercisable (b)	# of Securities Underlying Unexercised Options Unexercisable (c)	Equity Incentive Plan: # of Unearned Options (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Vesting Date (g)	# of Shares/ Units of Stock Not Vested (h)	Market Value of Shares/ Units Not Vested ($) (i)	Equity IP: # of Unearned Shares, Units, or Other Rights Not Vested (j)	Equity IP: Market or Payout Value of Unearned Shares, etc. Not Vested ($) (k)
John C. Dean	50,813			$14.31	5/2/2022	5/2/2014
							2,324[3]	$51,174
							6,135[4]	$135,093
							3,649[7]	$80,351
							7,371[8]	$162,309
							2,706[9]	$59,586
									5,415[10]	$119,238
A. Catherine Ngo	24,895	16,598[1]		$14.31	5/2/2022
							3,727[5]	$82,069
							12,895[6]	$283,948
							1,212[3]	$26,688
							3,200[4]	$70,464
							1,903[7]	$41,904
							3,845[8]	$84,667
							2,706[9]	$59,586
									5,415[10]	$119,238
							13,227[11]	$291,259
Lance A. Mizumoto	60			$702.00	3/15/2016	3/15/2009
	13			$718.00	3/15/2017	3/14/2010
	113			$377.60	3/12/2018	3/12/2011
	113			$79.00	3/11/2019	3/11/2012
	28,008	18,672[1]		$14.31	5/2/2022
	3,256	2,172[2]		$14.77	11/30/2022
							4,193[5]	$92,330
							14,506[6]	$319,422
							4521[2]	$9,953
							1,561[13]	$34,373
							1,259[3]	$27,723
							3,323[4]	$73,172
							1,977[7]	$43,534
							3,993[8]	$87,926
							2,706[9]	$59,586
									5,415[10]	$119,238
							6,613[11]	$145,618
Denis K. Isono	136			$702.00	3/15/2016	3/15/2009
	29			$718.00	3/15/2017	3/15/2010
	1,763			$377.60	3/12/2018	3/12/2011
	24,895	16,598[1]		$14.31	5/2/2022
							3,727[5]	$82,069
							12,895[6]	$283,948
							1,259[3]	$27,723
							3,323[4]	$73,172
							1,977[7]	$43,534
							3,993[8]	$87,926

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	Option Awards						Stock Awards
Name (a)	# of Securities Underlying Unexercised Options Exercisable (b)	# of Securities Underlying Unexercised Options Unexercisable (c)	Equity Incentive Plan: # of Unearned Options (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Vesting Date (g)	# of Shares/ Units of Stock Not Vested (h)	Market Value of Shares/ Units Not Vested ($) (i)	Equity IP: # of Unearned Shares, Units, or Other Rights Not Vested (j)	Equity IP: Market or Payout Value of Unearned Shares, etc. Not Vested ($) (k)
							1,499[9]	$33,008
									2,999[10]	$66,038
David S. Morimoto	45			$702.00	3/15/2016	3/15/2009
	10			$718.00	3/15/2017	3/15/2010
	75			$377.60	3/12/2018	3/12/2011
	75			$79.00	3/12/2019	3/11/2012
	125			$718.00	3/14/2017	3/14/2012
							3,710[14]	$81,694
							4,000[15]	$88,080
							728[9]	$16,031
									1,458[10]	$32,105
							5,511[11]	$121,352
Lee Y. Moriwaki							584[16]	$12,860
							1,167[17]	$25,697
							4,000[15]	$88,080
							1,044[9]	$22,989
									2,090[10]	$46,022
							5,206[18]	$114,636
David W. Hudson	125			$107.20	6/15/2019	6/15/2012
	15,559	10,374[1]		$14.31	5/2/2022
	2,280	1,520[2]		$14.77	11/30/2022
							2,329[5]	$51,285
							8,059[6]	$177,459
							316[12]	$6,958
							1,093[13]	$24,068
							789[3]	$17,374
							2,083[4]	$45,868
							1,239[7]	$27,283
							2,503[8]	$55,116
							1,068[9]	$23,517
									2,138[10]	$47,079

1.	On May 2, 2012, the Board approved stock options for Ms. Ngo and Messrs. Mizumoto, Isono and Hudson. These options have a five-year vesting schedule in which vesting is in equal increments over a five-year period.

2.	On November 30, 2012, the Board approved stock options for Messrs. Mizumoto and Hudson. One-fifth of these options vested on May 2, 2013 and the remaining four-fifths vest equally each year, thereafter.

3.	On February 28, 2013, the Board approved a grant of RSUs to Messrs. Dean, Mizumoto, Isono and Hudson, and Ms. Ngo, of which one-third (33.33%) of the grant vests equally over a three-year period.

4.	Per “3” above, the remaining two-thirds (66.67%) vests equally over a three-year period and was subject to attainment of 90% (threshold) of Board approved 2013 targeted core net income and core return on average assets, with stretch opportunity up to 200% of award. Actual performance result was 132% of target.

5.	On May 2, 2012, the Board approved a grant of RSUs to Ms. Ngo and Messrs. Mizumoto, Isono and Hudson. One-third (33.33%) of the award vests equally over a five-year period and was subject to Board approved 2012 targeted core net income and core return on average assets targets.

6.	Per “5” above, the remaining two-thirds (66.67%) vests at a rate of three-fifths (60%) on May 2, 2015, and one-fifth (20%) each year the following two years and was subject to Board approved 2012 to 2014 cumulative core net income and core return on average assets targets, with a stretch opportunity up to 300% of award. Actual performance result was 173% of target.

7.	On February 28, 2014, the Board approved a grant of RSUs to Messrs. Dean, Mizumoto, Isono and Hudson, and Ms. Ngo, of which one-third (33.33%) of the grant vests equally over a three-year period.

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8.	Per “7” above, the remaining two-thirds (66.67%) vests equally over a three-year period and was subject to attainment of 90% (threshold) of Board approved 2014 budgeted net income, with a stretch opportunity up to 200% of award. Vesting in the second and third years was conditioned on the Company achieving a specified net income level each year. Actual performance result was 101% of target.

9.	On February 17, 2015, the Board approved a grant of RSUs to the NEOs, of which one-third (33.33%) of the grant vests equally over a three-year period on February 15 of each year.

10.	Per “9” above, the remaining two-thirds (66.67%) will cliff vest at 100% on February 15, 2018, subject to attainment of 90% (threshold) of Board approved 2017 budgeted return on assets (ROA), with a stretch opportunity up to 150% of award. Actual shares earned will be based on 2017 budgeted ROA results.

11.	On August 17, 2015, the Board approved a grant of RSUs to Ms. Ngo and Messrs. Mizumoto and Morimoto. The award vests equally over a five-year period on August 15 of each year.

12.	On November 30, 2012, the Board approved a grant of RSUs to Messrs. Mizumoto and Hudson. One-third (33.33%) of the grant vests equally over a five-year period on May 2 of each year, and was subject to Board approved 2012 targeted core net income and core return on average assets targets.

13.	Per “12” above, the remaining two-thirds (66.67%) vests at a rate of three-fifths (60%) on the third anniversary and one-fifth (20%) on the fourth and fifth anniversaries and was subject to Board approved 2012 to 2014 cumulative core net income and core return on average assets targets, with a stretch opportunity up to 300% of award. Actual performance results were 173% of target.

14.	On May 2, 2011, Mr. Morimoto received a board-approved grant of RSUs. The award vests equally over a five-year period on May 2 of each year.

15.	On May 15, 2014, Messrs. Morimoto and Moriwaki received a board-approved grant of RSUs. The award vests equally over a five-year period on May 15 of each year.

16.	On August 31, 2011, Mr. Moriwaki received a board-approved grant of RSUs. The award vests equally over a five year period on August 31 of each year.

17.	On November 30, 2012, Mr. Moriwaki received a board-approved grant of RSUs. The award vests equally over a five year period on May 2 of each year.

18.	On February 17, 2015, the Board approved a grant of RSUs to Mr. Moriwaki. The award vests equally over a five-year period on February 15 of each year.

OPTIONS EXERCISED AND STOCK VESTED

No options were exercised by any NEO in 2015. The following stock vested for NEOs in 2015.

		Option Awards		Stock Awards
Executive Name	Grant Date	# of Shares Acquired on Exercise	Value Realized on Exercise	# of Shares Acquired on Vesting	Value Realized on Vesting ($)
John C. Dean	2/28/2013			8,460	$194,411
	2/28/2014			5,510	$126,620
A. Catherine Ngo	5/2/2012			21,206	$487,526
	2/28/2013			4,413	$101,411
	2/28/2014			2,874	$66,045
Lance A. Mizumoto	5/2/2012			23,857	$548,472
	11/30/2012			2,568	$59,038
	2/28/2013			4,581	$105,271
	2/28/2014			2,984	$68,572
David S. Morimoto	5/2/2011			3,710	$85,293
	5/15/2014			1,000	$22,980
Denis K. Isono	5/2/2012			21,206	$487,526
	2/28/2013			4,581	$105,271
	2/28/2014			2,984	$68,572
Lee Y. Moriwaki	8/31/2011			583	$12,091
	11/30/2012			584	$13,426
	5/15/2014			1,000	$22,980
David W. Hudson	5/2/2012			13,255	$304,732
	11/30/2012			1,798	$41,336
	2/28/2013			2,871	$65,976
	2/28/2014			1,870	$42,973

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PENSION BENEFITS

The Central Pacific Financial Corp. Defined Benefit Retirement plan (the “Retirement Plan”) provides retirement benefits for eligible employees based on the employee’s years of credited service and their highest average annual salaries in a 60 consecutive month period of service. The Company froze its Defined Benefit Pension Plan on December 31, 2002 and the benefits under the plan were completely frozen and not subject to increase for any additional years of service or increase in average annual salary. David S. Morimoto is the only NEO participant in the plan. A summary of his benefit is as follows:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
David S. Morimoto	Central Pacific Financial Corp.	11 years	$49,755	$0.00
	Defined Benefit Retirement Plan

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The narrative and tables below summarize the estimated amounts payable to each NEO under various termination scenarios, assuming they had occurred on December 31, 2015. The Company does not currently maintain employment agreements with any of the NEOs that provide for termination-related compensation. In addition, none of the NEOs employed as of December 31, 2015 were eligible to receive any payments at, following, or in connection with any termination or change-in-control of the Company beyond those available generally to all salaried employees.

Payments Upon Termination for Good Reason, Termination without Cause, or Resignation

None of the NEOs are covered under employment agreements that provide for any additional payments or benefits beyond those generally available to other employees if they terminate their employment for good reason, are terminated by the Company without cause, or they voluntarily resign, assuming a change-in-control has not occurred.

Potential Payments Upon a Change-in-Control

As of December 31, 2015, each of the NEOs held unvested options or restricted stock units (“RSUs”), granted under the Company’s 2004 Stock Compensation Plan and the 2013 Stock Compensation Plan. Certain NEOs have outstanding awards granted under the 2004 Stock Compensation Plan, which, in some cases, provided for accelerated vesting upon a change-in-control regardless of whether or not employment terminates. However, for awards granted under the 2013 Stock Compensation Plan, if a change-in-control occurs, the vesting on all outstanding equity awards will only accelerate for an NEO whose employment terminates in connection with the change-in-control.

The table below shows the amounts to which each NEO would be entitled upon a change-in-control as of December 31, 2015 assuming: 1) a change-in-control occurs without an associated termination of employment and 2) employment terminates in connection with a change-in-control. These values represent amounts beyond what each NEO would receive upon voluntary termination as of December 31, 2015.

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Accelerated Vesting of Equity Awards1

	Change-in-Control	Change-in-Control with Associated Termination
John C. Dean	—	607,760
A. Catherine Ngo	—	1,187,798
Lance Mizumoto	15,741	1,172,581
David S. Morimoto	—	339,262
Denis K. Isono	—	825,369
Lee Y. Moriwaki	—	310,266
David W. Hudson	11,020	484,623

1.	Each of the NEOs held unvested equity as of December 31, 2015. The values shown reflect the intrinsic value of accelerated stock options and restricted stock units based on the Company’s closing stock price on December 31, 2015 of $22.02 per share.

Payments Upon Termination for Cause

If the Company terminates any NEO’s employment for cause, it will not make any payments or provide any benefits beyond what is generally available to other employees in this termination scenario.

Payments Upon Death or Disability

Upon death or disability, each officer (or the officer’s estate) will receive benefits under the Company’s disability plan or payments under the life insurance plan, as appropriate. These benefits are generally available to all employees of the Company. Aside from these payments, upon death or disability as of December 31, 2015, none of the NEOs would receive accelerated vesting of outstanding equity or any additional payments above what they would otherwise be entitled to receive upon voluntary termination.

54

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1
ELECTION OF DIRECTORS

The Board recommends the election of the eleven (11) nominees listed below as directors, to serve a one-year term expiring at the 2017 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.

Christine H. H. Camp
John C. Dean
Earl E. Fry
Wayne K. Kamitaki
Paul J. Kosasa
Duane K. Kurisu
Colbert M. Matsumoto
Lance A. Mizumoto
A. Catherine Ngo
Saedene K. Ota
Crystal K. Rose

For more information regarding the background of each of the nominees for director, see the sections titled “ELECTION OF DIRECTORS” and “DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION.” The persons named as “proxy” in the voting instructions or form of proxy provided with these materials will vote the shares represented by all validly returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named above should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board.

The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the eleven (11) directorships to be filled at the meeting will be filled by the eleven (11) nominees receiving the highest number of “FOR” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL ELEVEN (11) NOMINEES.

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PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. KPMG LLP audited the Company’s financial statements for the fiscal year ended December 31, 2015, and has audited the Company’s financial statements since the Company’s inception in 1982. Representatives of KPMG LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement, if they desire to do so.

The Company is asking its shareholders to ratify the selection of KPMG LLP as its independent registered public accounting firm (as it has done in prior years) because it believes it is a matter of good corporate practice. If the Company’s shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Services Rendered By And Fees Paid To Independent Registered Public Accounting Firm. The following sections describe the services rendered by KPMG LLP to the Company, and fees paid by the Company to KPMG LLP for such services, for the fiscal years ended December 31, 2014 and December 31, 2015. KPMG LLP acted as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2014 and December 31, 2015 and performed the Company’s audit services in fiscal years 2014 and 2015.

Audit Fees. The audit fees include only fees that are customary under generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company’s annual financial statements, the audit of internal controls over financial  reporting, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and regulatory and statutory engagements related to the aforementioned statements. Audit fees were $1,073,500 for the fiscal year ended December 31, 2014, and $1,266,750 for the fiscal year ended December 31, 2015, respectively.

Audit-Related Fees. Audit-related fees include fees for assurance and related services that are related to the performance of the audit of the financial statements, but are not reported under audit fees. These services include audits of the Company’s retirement plans and audits of financial statements and internal controls for the mortgage banking activities. Audit-related fees were $122,500 for the fiscal year ended December 31, 2014, and $125,500 for the fiscal year ended December 31, 2015, respectively.

Tax Fees. Tax fees include only fees the Company incurred for professional services rendered for preparation of the Company’s tax return, tax filings, and tax consulting. Tax fees were $87,600 for the fiscal year ended December 31, 2014, and $193,200 for the fiscal year ended December 31, 2015, respectively.

All Other Fees. All other fees include the fees billed for services rendered by KPMG LLP other than those services covered above. For the fiscal years ended December 31, 2014 and December 31, 2015, there were no other fees billed.

The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by KPMG LLP. Each service to be provided by KPMG LLP is presented for pre-approval at the Audit Committee’s regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements with KPMG LLP that commenced during 2004 and since then have been pre-approved in accordance with the pre-approval policy.

The Audit Committee considered whether the provision of audit-related services, tax services, and all other services is compatible with maintaining the independence of KPMG LLP.

The Board has submitted its appointment of KPMG LLP for ratification by the Company’s shareholders. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3
ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is required to permit a separate non-binding shareholder vote to approve the compensation of NEO’s, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).

This proposal, commonly known as a “Say-On-Pay” proposal permits shareholders to endorse or not endorse the Company’s executive compensation program through the following resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Because the shareholders’ vote is advisory, it will not be binding on the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Currently the Say-On-Pay vote, as determined by the Board following a shareholder advisory vote at the 2011 Annual Meeting of Shareholders, is to be held annually. The next scheduled Say-On-Pay vote after the Meeting will occur at the 2017 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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PROPOSALS OF SHAREHOLDERS

Shareholder proposals intended to be considered for inclusion in the Company’s Proxy Statement and voted on at the Company’s regularly scheduled 2017 Annual Meeting of Shareholders must be received at the Company’s offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by no later than one hundred twenty (120) calendar days before the first anniversary date of the release of this Proxy Statement, (i.e. by no later than November 11, 2016) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Applicable SEC rules and regulations govern the submission of shareholder proposals and the Company’s consideration of them for inclusion in next year’s proxy statement and form of proxy. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above), but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on January 25, 2017 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on January 25, 2017.

The Company’s Bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the Proxy Statement. A shareholder may obtain a copy of these procedures from the Company’s Corporate Secretary. In addition to other applicable requirements, for business to be properly brought before the 2017 Annual Meeting of Shareholders, a shareholder must give notice of the matter to be presented at the Meeting in a proper written form to the Company’s Corporate Secretary. The Corporate Secretary must receive this written notice at the principal offices of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the preceding year’s annual meeting. Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the Meeting.

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OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the United States Securities Act of 1933, as amended, or the Exchange Act, as amended, the sections of this Proxy Statement entitled “COMPENSATION COMMITTEE REPORT” and “REPORT OF THE AUDIT COMMITTEE” will not be deemed incorporated, unless specifically provided otherwise in such filing.

Dated: March 11, 2016	CENTRAL PACIFIC FINANCIAL CORP.

Glenn K.C. Ching
Executive Vice President and Corporate Secretary

59

CENTRAL PACIFIC FINANCIAL CORP. 220 SOUTH KING ST. 22ND FLOOR HONOLULU, HI 96813 ATTN: GLENN K.C. CHING

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FuTuRE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M82034-P58619	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CENTRAL PACIFIC FINANCIAL CORP. REVOCABLE PROXY			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:
	01) Christine H. H. Camp	07) Colbert M. Matsumoto
	02) John C. Dean	08) Lance A. Mizumoto
	03) Earl E. Fry	09) A. Catherine Ngo
	04) Wayne K. Kamitaki	10) Saedene K. Ota
	05) Paul J. Kosasa	11) Crystal K. Rose
06) Duane K. Kurisu
The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.					☐	☐	☐

3.	To approve, on a non-binding advisory basis, the compensation of the company’s named executive officers.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)			Date

Annual Meeting of Shareholders

Friday, April 29, 2016

11:00 a.m.

Harbor Square

4th Floor, Waikiki Room

225 Queen Street

Honolulu, Hawaii 96813

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be

Held on April 29, 2016:

Central Pacific Financial Corp’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended

December 31, 2015 are available at www.proxyvote.com.

M82035-P58619

CENTRAL PACIFIC FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS APRIL 29, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR USE AT THE ANNUAL MEETING ON APRIL 29, 2016.

The shares of stock held in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” the election of the Board’s nominees for director and “FOR” proposals 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Glenn K.C. Ching, Christine Daleiden, and Hollie Amano, each alone with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

For those participants in the Central Pacific Bank 401(k) Retirement Savings Plan (the “Plan”), you hereby direct the Vanguard Fiduciary Trust Company (the “Trustee”), as Trustee of the Plan, to vote at the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the “Company”) as indicated on the reverse side of this card, all shares allocated to your account in the Plan. The Trustee will vote these shares as you direct. If you do not vote or if your card is not received by the deadline below or if your card is received but the voting instructions are invalid, then the Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

This voting instruction card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. This card must be returned by 11:59 P.M. Eastern Time on April 28, 2016, or, if applicable, to the Trustee by 11:59 P.M. Eastern Time on April 26, 2016 for your voting instructions to be honored.

The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

Continued and to be signed on reverse side